Exhibit 10.6

[ *** ] TEXT OMITTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION

CONFIDENTIAL TREATMENT REQUESTED UNDER

17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2

Collaboration and License Agreement

by and between

RA PHARMACEUTICALS, INC.

and

MERCK SHARP & DOHME CORP.

April 1, 2013

COLLABORATION AND LICENSE AGREEMENT

List of Exhibits

Exhibit 1.19	General Hit Class of Interest Criteria Applicable to All Initial Program Targets
Exhibit 1.43	General Progressable Lead Class Criteria across all Program Targets
Exhibit 1.48	Patents Within Ra Core Technology as of the Effective Date
Exhibit 2.1(b)	High Level Research Operating Plan
Exhibit 3.2(a)	Form of Confidentiality Commitment Letter
Exhibit 6.2(a)(iii)	Ra FTE Report
Exhibit 6.5(a)	Wire Transfer Instructions
Exhibit 10.2(c)	Press Release
Exhibit 13.1	Arbitration Proceedings

Collaboration and License Agreement

This Collaboration and License Agreement (this “Agreement”), dated as of April 1, 2013 (the “Effective Date”), is made by and between Ra Pharmaceuticals, Inc., a Delaware corporation (“Ra”) and Merck Sharp & Dohme Corp., a New Jersey corporation (“Merck”).

WHEREAS, Ra possesses a proprietary platform, known as Extreme Diversity™, that may be used to identify small, cyclic, peptide-like polymers (“Cyclomimetics™”) as drug candidates; and

WHEREAS, Merck possesses certain protein targets and is interested in working with Ra to identify, develop and commercialize Cyclomimetics™ against such protein targets.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the amount and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.                                      Definitions.

The following capitalized terms as used in this Agreement, whether in the singular or plural, will have their respective meanings as set forth below:

1.1                               “Affiliate” means with respect to a party any entity which (directly or indirectly) is controlled by, controls, or is under common control with, such party.  For the purposes of this definition, the terms “control” and “controlled” mean the direct or indirect ownership of more than fifty percent (50%) of the outstanding voting securities of an entity, or such other relationship as results in actual control over the management, assets, business and affairs of such entity.

1.2                               “Change of Control” means with respect to a party: (1) the sale of all or substantially all of such party’s assets or business relating to this Agreement; (2) a merger, reorganization or consolidation involving such party in which the voting securities of such party outstanding immediately prior thereto cease to represent at least fifty percent (50%) of the combined voting power of the surviving entity immediately after such merger, reorganization or consolidation; or (3) a person or entity, or group of persons or entities, acting in concert acquire more than fifty percent (50%) of the voting equity securities or management control of such party; provided, however, that in every case, a Change of Control shall not include any transactions or series of transactions principally made for bona fide equity or debt financing purposes in which cash is received by such party or indebtedness of such party is cancelled or converted or a combination thereof.

1.3                               “Collaboration Leads” means the individuals appointed by each of Merck and Ra pursuant to Section 3.1 to coordinate the Research Collaboration.

1.4                               “Commercialize” or “Commercialization” means activities related to the import, export, marketing, detailing, promotion, distribution or sale of a pharmaceutical product in a country or region in the Territory pursuant to and accordance with the Regulatory Approval for such product in such country or region, or to have any of the foregoing activities performed.

1.5                               “Commercially Reasonable Efforts” means that the level of efforts to be expended by a party under this Agreement with respect to the Development, Manufacture or Commercialization of Compounds and Products will be consistent with the level of reasonable, diligent, good faith efforts and resources that would normally be used by such party (whether acting alone or through its Affiliates) for a pharmaceutical product owned by such party (or to which such party otherwise has rights) of similar commercial potential at a similar stage in its lifecycle, and taking into account issues of [ *** ] and other relevant scientific, technical and commercial factors.  Commercially Reasonable Efforts will be determined [ *** ], and it is acknowledged and understood that the level of efforts will be different for different markets and will change over time.

1.6                               “Compounds” means, [ *** ]

1.7                               “Confidential Information” means proprietary or confidential data, information or Know-How, and Materials, of whatever kind and in whatever form or medium, that is disclosed by or on behalf of a party to the other party during the Term, including any of the foregoing of Third Parties.  Without limiting the foregoing, (i) Ra Background IP, Ra Program IP and Ra Core Technology will be considered Confidential Information of Ra (other than Joint Program IP), (ii) Merck Background IP and Merck Program IP (other than Joint Program IP) will be considered Confidential Information of Merck, and Joint Program IP will be considered Confidential Information of both parties.

1.8                               “Control” or “Controlled” means, with respect to any Know-How, Materials, Patents, or other intellectual property or rights, the possession (whether by ownership or license or other right, other than by a license or other right granted pursuant to this Agreement) by a party of the ability to grant (or to ensure that its Affiliates grant) to the other party the licenses, sublicenses, or rights to access and use, such Know-How, Materials, Patents, or other intellectual property or rights, as provided for herein without requiring the payment of any royalties or other consideration or violating the terms of any agreement or other arrangement with any Third Party in existence as of the time such party or its Affiliates would be required hereunder to grant such license, sublicense, or rights of access and use.

1.9                               “Covers” means, with reference to a Patent, that the performance of one or more activities related to the Development, Manufacture or Commercialization of a Compound or Product (or the use of any Materials in connection therewith) would infringe at least one claim of such Patent in the country(ies) in which such activities occur.

1.10                        “Develop” or “Development” means to engage in research and development activities intended to research, discover or develop Compounds or to support INDs, NDAs or other Regulatory Approvals for Products, including, (i) development of any applicable active drug substances, (ii) toxicology, preclinical and clinical drug development activities, (iii) clinical trials (except for Phase IV Studies), (iv) assay/test method development, validation and stability testing, (v) formulation development, (vi) manufacture of pre-clinical and clinical supplies, and manufacturing process development, scale-up and validation, (vii) quality assurance/quality control, statistical analysis, and regulatory affairs (including the preparation, submission and maintenance of all INDs and NDAs for the Products), and (viii) to have any of the foregoing activities performed.

1.11                        “EMA” means the European Medicines Agency and any successor agency thereto.

1.12                        “EU” means the organization of member states of the European Union, including as it may be constituted from time to time.

1.13                        “FDA” means the United States Food and Drug Administration and any successor agency thereto.

1.14                        “Field” means [ *** ]

1.15                        “First Commercial Sale” means, with respect to a given Product in a given country or region in the Territory, as applicable, the first sale by Merck (or its Affiliate or Sublicensee) to a Third Party on arm’s length terms for use or consumption of such Product in such country or region in the Territory after a Regulatory Approval for such Product has been obtained in such country or region.  Notwithstanding the foregoing, sales for test marketing, sampling and promotional uses, clinical trial purposes or compassionate or similar use will not be considered to constitute a First Commercial Sale.  For clarity, First Commercial Sale will be determined on a Product-by-Product and country-by-country (or region-by-region) basis, as applicable.

1.16                        “FTE Rate” means an amount equal to [ *** ] U.S. dollars (U.S. [ *** ]) for one (1) full FTE, which represents the fully burdened rate for each such FTE and includes related salary, benefits, administration, facilities costs and overhead.

1.17                        “FTE” means the equivalent of a full-time scientist’s work time over a period of twelve (12) consecutive calendar months (including normal vacation, holiday, and sick days).  The portion of an FTE year devoted by a scientist to the Research Collaboration will be determined by dividing (i) the number of full days during any given twelve (12) month period that such individual devoted to performance of the Research Collaboration by (ii) the total number of working days during such twelve (12) month period.

1.18                        “Good Laboratory Practice” or “GLPs” means the applicable then-current standards for laboratory activities for pharmaceuticals or biologicals, as applicable, as set forth in the United States Federal Food, Drug and Cosmetic Act, 21 U.S.C. §§ 301 et seq., and any regulations or guidance documents promulgated thereunder (as amended), together with any similar standards of good laboratory practice as are required by any Regulatory Authority in the Territory, as applicable.

1.19                        “Hit Class of Interest” means, on a Program Target-by-Program Target basis, a class of compounds for such Program Target that demonstrates all of the following criteria: (i) [ *** ]; (ii) [ *** ]; (iii) [ *** ]; (iv) [ *** ]; and (v) [ *** ], in each case as further added and agreed to by the parties in accordance with Section 2.1(d) (all such criteria, the “Hit Class of Interest Criteria” for such Program Target).  The general Hit Class of Interest Criteria applicable to all of the initial Program Targets named as of the Effective Date are attached hereto as Exhibit 1.19.  The specific Hit Class of Interest Criteria for each of the initial Program Targets will be determined by the JSC [ *** ].

1.20                        “IND” means an Investigational New Drug application, Clinical Study Application, Clinical Trial Exemption, or similar application or submission for approval to conduct human clinical investigations filed with or submitted to a Regulatory Authority in conformance with the requirements of such Regulatory Authority.

1.21                        “Joint Patents” means any Patents in the Territory which are jointly owned by Merck and Ra or any of their respective affiliates.

1.22                        “JSC” means the Joint Steering Committee established by the parties pursuant to Section 3.2(a).

1.23                        “Know-How” means proprietary commercial, technical, scientific and other data, information, results, inventions, discoveries, improvements, trade secrets, knowledge, technology, methods, processes, formulae, compositions of matter (including Compounds), instructions, techniques, designs, drawings and specifications (including biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, preclinical, clinical, safety, manufacturing and quality control data and know-how, including study designs and protocols) that is related to Compounds, Materials, Products or the Development, Manufacture, Commercialization or use thereof, or any Program Targets.

1.24                        “Manufacture” or “Manufacturing” means activities related to the manufacture, formulation and packaging of Compounds or Products, including related quality control and quality assurance activities.  For clarity, the Manufacture of pre-clinical and clinical supplies and Manufacturing activities related to process development and scale up work conducted prior to successful commercial scale validation batches will also be considered part of Development.

1.25                        “Materials” means any tangible chemical or biological research materials that are provided or otherwise made available by one party to the other party under the terms of Section 2.2(d) for use in performance of (i) the Research Collaboration or (ii) the performance of Development activities by or on behalf of Merck hereunder, including, in each case, samples of [ *** ], together with any components, derivatives or progeny thereof.

1.26                        “Merck Background Know-How” means Know-How that is Controlled by Merck or any of its Affiliates during the Research Term that (i) is necessary or reasonably useful for research related to any Program Targets, (ii) Merck chooses to make available under this Agreement, or (iii) is required for Ra to perform its obligations under the Research Collaboration.

1.27                        “Merck Background IP” means the Merck Background Know-How and the Merck Background Patents.

1.28                        “Merck Background Patents” means Patents that are Controlled by Merck or any of its Affiliates during the Research Term that (i) are [ *** ] for research related to any Program Targets, (ii) Merck chooses to make available under this Agreement, or (iii) are required for Ra to perform its obligations under the Research Collaboration.

1.29                        “Merck IP” means the [ *** ].

1.30                        “Merck Patents” means any and all Patents in the Territory which are owned or Controlled by Merck or any of its Affiliates.

1.31                        “Merck Program IP” means ([ *** ].

1.32                        “NDA” means a New Drug Application filed with the FDA (including amendments and supplements thereto) to obtain Regulatory Approval in the U.S., or any corresponding applications or submissions filed with the relevant Regulatory Authorities to obtain Regulatory Approvals in any other country or region in the Territory.

1.33                        “Net Sales” means the gross amount invoiced (not including value added taxes, sales taxes, or similar taxes) for Product that is sold by Merck or its Affiliates or Sublicensees in the Territory to the first independent Third Party after deducting, if not previously deducted, from such amount the actual amounts for:

[ *** ]

wherein Net Sales shall be determined as Merck determines Net Sales with respect to sales of its other drug products, including Product, and for the sake of clarity, where any charge or allowance as described above in this Section 1.33 shall be counted once only.

[ *** ].  Inventory cost shall be determined in accordance with Merck’s regular accounting methods, consistently applied.  The deductions set forth in Sections 1.33(a)-(g) will be applied in calculating Net Sales for a Combination Product.  [ *** ].

1.34                        “Patents” means patents and patent applications in the Territory (which for purposes of this Agreement will include certificates of invention and applications for such certificates), including any divisionals, continuations, continuations-in-part, substitutions, reissues, re-examinations, revalidations, patent term extensions, pediatric exclusivity extensions, registrations, supplementary protection certificates and renewals of any such patents or patent applications, together with foreign equivalents of any of the foregoing, that claim or cover any Compounds, Materials or Products, or Development, Manufacture, Commercialization or use thereof, or any Program Targets.

1.35                        “Patent Costs” means the documented out-of-pocket costs and expenses incurred for the Prosecution of Patents in the Territory, including the reasonable costs of outside Patent counsel or agents.

1.36                        “Phase I Study” means a human clinical trial in any country that would satisfy the requirements of 21 C.F.R. 312.21(a) (as amended) (whether or not such trial is for the FDA), but which is not a Phase II Study, Phase III Study or Phase IV Study.

1.37                        “Phase II Study” means a human clinical trial in any country that would satisfy the requirements of 21 C.F.R. 312.21(b) (as amended) (whether or not such trial is for the FDA), but which is not a Phase III Study or Phase IV Study.

1.38                        “Phase III Study” means a large scale human clinical trial in any country that would satisfy the requirements of 21 C.F.R. 312.21(c) (as amended) (whether or not such trial is for the FDA), but which is not a Phase IV Study.

1.39                        “Phase IV Study” means a clinical study or data collection effort for a Product that is initiated in one or more countries after the receipt of Regulatory Approval in such country(ies) and is principally intended to support the Commercialization of such Product in such country/countries and not to support or maintain the same or any additional Regulatory Approvals or otherwise obtain any labeling change.  Phase IV Studies will include clinical experience trials, but will exclude post-approval studies that are required by a Regulatory Authority as a condition to receiving Regulatory Approval.

1.40                        “Product” means any pharmaceutical composition or preparation containing Compound as an active ingredient and that is in final form intended for sale in Territory [ *** ].  For clarity, different dosage forms or dosage strengths of a given Product will be considered the same Product for purposes of this Agreement.

1.41                        “Program IP” means Know-How and Materials, plus all Patents arising therefrom, created or conceived in connection with the activities performed pursuant to the Research Collaboration (whether solely by one party or jointly by the parties, in each case optionally with their Affiliates or any licensees, sublicensees, subcontractors or any other Third Parties or any employees, consultants or agents of any of the foregoing).

1.42                        “Program Target” means each of the following protein targets, unless otherwise substituted as provided in Section 2.1(c) or becomes a Terminated Target hereunder: [ *** ].

1.43                        “Progressable Lead Class” means, on a Program Target-by-Program Target basis, those compounds from a Hit Class of Interest for such Program Target that demonstrate all of the following criteria: (i) [ *** ]; (ii) [ *** ]; (iii) [ *** ]; (iv) [ *** ]; (v) [ *** ]; and (vi) [ *** ], in each case as further added and agreed to by the parties in accordance with Section 2.1(e)(i) (all such criteria, the “Progressable Lead Class Criteria” for such Program Target).  The Progressable Lead Class Criteria for each Program Target will include all of the Hit Class of Interest Criteria for such Program Target.  The Progressable Lead Class Criteria for each of the initial Program Targets named as of the Effective Date are attached hereto as Exhibit 1.43.

1.44                        “Prosecute” or “Prosecution” means in relation to any Patents, (i) to prepare and file Patent applications, including re-examinations or re-issues thereof, and represent applicants or assignees before relevant patent offices or other relevant governmental authorities during examination, re-examination and re-issue thereof, in appeal processes and interferences, or any equivalent proceedings, (ii) to defend all such applications against Third Party oppositions, (iii) to secure the grant of any Patents arising from such Patent application, (iv) to maintain in force any issued Patent (including through payment of any relevant maintenance fees), and (v) to make all decisions with regard to any of the foregoing activities.

1.45                        “Ra Background Know-How” means Know-How Controlled by Ra or any of its Affiliates during the Research Term that is necessary or reasonably useful for (i) research related to any Program Targets, or (ii) Development, Manufacture or Commercialization of Compounds or Products, but excluding Know-How within Ra Core Technology or Ra Program IP.

1.46                        “Ra Background IP” means the Ra Background Know-How and the Ra Background Patents.

1.47                        “Ra Background Patents” means Patents that are Controlled by Ra or any of its Affiliates during the Research Term that are necessary or reasonably useful for (i) research related to any Program

Targets, or (ii) Development, Manufacture or Commercialization of Compounds or Products, but excluding Patents within Ra Core Technology or Ra Program IP.

1.48                        “Ra Core Technology” means Know-How, Patents, other intellectual property and Materials owned or in-licensed by Ra or any of its Affiliates that relate to Ra’s Extreme Diversity™ platform, mRNA Display technology or any libraries or compounds therein (including methods of making and using any of the foregoing).  Exhibit 1.48 lists those Patents that as of the Effective Date are Ra Core Technology and thus not licensed or otherwise made available to Merck hereunder.

1.49                        “Ra IP” means the Ra Background IP and the Ra Program IP.

1.50                        “Ra Patents” means any and all Patents in the Territory which are Controlled by Ra or any of its Affiliates and are licensed to Merck hereunder.

1.51                        “Ra Program IP” means (a) all Program IP that is created, conceived, discovered, developed, invented, reduced to practice and/or otherwise made solely by employees of Ra (or any of its Affiliates) or other persons (not employed by Merck (or any of its Affiliates)) acting on behalf of Ra (or any of its Affiliates); and (b) Ra’s interest in any Joint Program IP; provided that Ra Program IP does not include any Program IP that is owned by Merck pursuant to Section 7.2(b).

1.52                        “Regulatory Approval” means, with respect to a country or region in the Territory, approvals, licenses, registrations or authorizations from the relevant Regulatory Authority necessary in order to import, distribute, market and sell a pharmaceutical product in such country or region, but not including any pricing or reimbursement approvals.

1.53                        “Regulatory Authority” means the FDA, the EMA, and any other analogous government regulatory authority or agency involved in granting approvals (including any required pricing or reimbursement approvals) for the Development, Manufacture or Commercialization of pharmaceutical products in the Territory.

1.54                        “Research Collaboration” means (i) the collaborative program of research, discovery and preclinical Development activities to be conducted by or on behalf of the parties during the Research Term in accordance with the Research Operating Plan, and (ii) other activities that may be undertaken by or on behalf of a party or any of its Affiliates with respect to the Development of Compounds during the Research Term.

1.55                        “Sublicensee” means an Affiliate of Merck or a Third Party that is granted a sublicense by Merck in accordance with Section 5.2(b).

1.56                        “Territory” means [ *** ].

1.57                        “Third Party” means any person or entity other than Ra, Merck and their respective Affiliates.

1.58                        “United States” or “U.S.” means the United States of America, including its territories and possessions, and the District of Columbia.

1.59                        “Valid Claim” means a [ *** ].

The following additional defined terms have the meanings set forth in the section indicated:

Defined Term	Section
AAA	13.1
Competitive Infringement	9.1
Defined Compounds and Products	12.6(a)(v)(A)(1)
Designated Chemist	2.2(e)
Disclosing Party	10.1(a)
Excluded Claim	13.1
Exclusions Lists	2.6(c)(iv)
Exclusive Patent	8.1
Exclusive Reversion Patents	12.6(a)(viii)
Force Majeure	13.15
HL Research Operating Plan	2.1(b)
Issuing Party	10.2(b)
Joint Program IP	7.2(c)(i)
JSC	3.2(a)
Liabilities	11.5(a)
Merck Indemnitees	11.5(b)
mRNA Display	2.5(b)
Officials	2.6(c)(ii)
Payment	2.6(c)(ii)
Ra Indemnitees	11.5(a)
Receiving Party	10.1(a)
Release	10.2(b)
Research Operating Plans	2.1(b)
Research Term	2.1(a)
Reversion Compound IP	12.6(a)(v)(A)(2)
Reviewing Party	10.2(b)
Royalty Period	6.4(a)
Safety/Efficacy Termination	12.2
Senior Research Officers	3.3
Sensitive Information	13.9(b)(iii)
Sole Program IP	7.2(c)(i)
Successor	13.9(b)(ii)
Term	12.1
Terminated Targets	12.2
Violation	2.6(c)(iv)

2.                                      Research Collaboration.

2.1                               Conduct of the Research Collaboration.

(a)                                 Purpose and Term.  The parties have agreed to engage in the Research Collaboration on the terms and conditions set forth in this Agreement and as directed by the JSC to identify, research and preclinically Develop one or more Hit Classes of Interest and one or more Progressable Lead Classes against each of the Program Targets as possible Compounds that are suitable for clinical Development and Commercialization by Merck.  The Research Collaboration will be undertaken and performed during the period beginning on the Effective Date and ending on the [ *** ] of the Effective Date, unless extended or earlier terminated pursuant to this Agreement (the “Research Term”).

(b)                                 Research Operating Plans.  The high-level identification, research and preclinical Development activities to be undertaken and performed by the parties in connection with the Research Collaboration are set forth in a high-level Research Operating Plan which will apply to any Program Target under this Agreement (the “HL Research Operating Plan”).  During [ *** ] of such HL Research Operating Plan, the parties will jointly develop a more detailed research plan for each Program Target (collectively, the “Research Operating Plans”).  Each party will work in accordance with the Research Operating Plans to identify, research and preclinically Develop one or more Hit Classes of Interest and one or more Progressable Lead Classes against each of the Program Targets as possible Compounds.  The JSC will monitor and periodically review and discuss the status and results of work under the Research Operating Plans.  Any material modifications or amendments to the Research Operating Plans that are proposed by either Merck or Ra will be subject to review and prior written approval by the JSC pursuant to and accordance with the terms of Section 3.2.

(c)                                  Right to Substitute Program Targets.

(i)                                     Subject to the remainder of this Section 2.1(c):

(A)                               During or upon completion of [ *** ] the Research Operating Plan (as defined therein) for a particular Program Target, Merck will have the option to substitute a new Program Target into the Research Collaboration and commence a new Research Operating Plan for the new Program Target.

(B)                               If [ *** ] of the Research Operating Plan (as defined therein) for a particular Program Target has not achieved the technical criteria as set forth in the Research Operating Plan for such Phase, prior to entering [ *** ] of the Research Operating Plan (as defined therein) for such particular Program Target, Merck will have the option to substitute a new Program Target into the Research Collaboration and commence a new Research Operating Plan for the new Program Target.

1.                                     With respect to the substitutions described in Section 2.1(c)(i)(B) above, the total number of Program Target substitutions for each of the three (3) initial Program Targets [ *** ].

2.                                     In all cases, any such substitution must occur [ *** ] before the end of the Research Term, and if necessary and subject to continued FTE support from Merck, the Research Term will be extended for such new Program Target for a period of time as agreed by the JSC (but the Research Term as applied to any other Program Target will not be extended absent mutual agreement of the parties).  [ *** ].

(ii)                                  The nomination by Merck of a new protein target as a new Program Target pursuant to this Section 2.1(c) is subject to (a) [ *** ], (b) the JSC, acting in good faith, agreeing on a Research Operating Plan, Hit Class of Interest Criteria and Progressable Lead Class Criteria for such new Program Target, and (c) the ability of Merck to timely provide any Materials required to perform such Research Operating Plan; if any of the foregoing ((a) through (c)) is not satisfied, then such new protein target so nominated by Merck will not become a new Program Target hereunder.  [ *** ].

(iii)                               Upon substitution of any initial Program Target, (a) the Research Collaboration with respect to such substituted initial Program Target will immediately cease (with all studies under the Research Collaboration to wind-down and cease as soon as practically feasible), (b) this Agreement will be deemed terminated in-part by Merck pursuant to [ *** ]  (but solely with respect to such substituted initial Program Target, and for clarity, the Research Collaboration for any other Program Target hereunder will continue in full force and effect), and (c) such substituted initial Program Target will no longer be a Program Target hereunder and will become a “Terminated Target” [ *** ].

(d)                                 Selection of Hit Classes of Interest.  The general Hit Class of Interest Criteria agreed to by the parties applicable to all Program Targets will be set forth in Exhibit 1.19.  The general Hit Class of Interest Criteria may be amended only by the JSC, and it is the intention of the parties that the general Hit Class of Interest Criteria set forth in Exhibit 1.19 will be further refined and established on a Program Target-by-Program Target basis for each of the designated Program Targets as appropriate during [ *** ] of the HL Research Operating Plan so that there are specific Hit Class of Interest Criteria applicable to each such Program Target.  The JSC will periodically review the available data for each Program Target from preclinical Development and may provide recommendations to Merck of Hit Classes of Interest meeting the Hit Class of Interest Criteria for consideration as possible Progressable Lead Classes.  In making such recommendations, the JSC will also take into consideration such other factors as it may deem relevant, including [ *** ].  Merck through the JSC will reasonably consider any Hit Classes of Interest recommended by Ra.  Merck will have sole control with regard to the selection and designation of any Hit Classes of Interest for further Development as a Progressable Lead Class.  Merck will promptly notify Ra in writing in the event that a Hit Class of Interest is selected by Merck.

(e)                                  Selection of Progressable Lead Classes.

(i)                                     The general Progressable Lead Class Criteria agreed to by the parties applicable to all Program Targets will be set forth in Exhibit 1.43.  The general Progressable Lead Class Criteria may be amended only by the JSC and it is the intention of the parties that the general Progressable Lead Class Criteria set forth in Exhibit 1.43 will be further refined and established on a Program Target-by-Program Target basis for each of the designated Program Targets as appropriate during [ *** ] of the HL Research Operating Plan so that there are specific Progressable Lead Class Criteria applicable to each such Program Target; provided that, subject to Exhibit 1.43, in all events the [ *** ].  The JSC will periodically review the available data from preclinical Development and may provide recommendations to Merck of Progressable Lead Classes meeting the Progressable Lead Class Criteria for consideration as possible Compounds.  In making such recommendations, the JSC will also take into consideration such other factors as it may deem relevant, including [ *** ].  Merck will reasonably consider any Progressable Lead Classes recommended by Ra.  Merck will have sole control with regard to the selection and designation of any Progressable Lead Classes for further Development as a Progressable Lead Class, Compound or Product by Merck.  Merck will promptly notify Ra in writing in the event that a Progressable Lead Class is selected by Merck.

(ii)                                  If a Progressable Lead Class is not declared for a Program Target by no later than [ *** ] after the end of the Research Term for such Program Target, (a) this Agreement will be deemed terminated in-part by Merck [ *** ]  (but solely with respect to such Program

Target, and for clarity, the Research Collaboration for any other Program Target hereunder will continue in full force and effect), and (b) such Program Target will no longer be a Program Target hereunder and will become a “Terminated Target” [ *** ].

(f)                                   Performance of the Research Operating Plans.  Each party will use Commercially Reasonable Efforts to undertake and perform its respective obligations as set forth in the Research Operating Plans using appropriate personnel and resources (but for the work to be performed by Ra under the Research Operating Plans, subject to the extent FTEs are funded pursuant to Section 6.2, it being understood that Ra is not required to perform work not so funded by Merck).  In connection therewith, each party will maintain and utilize sufficient equipment, laboratories, offices and other facilities, and use personnel with sufficient skills and experience, in each case, as are required to accomplish the activities allocated to such party under the Research Operating Plans in accordance with the terms and conditions of this Agreement (subject to Merck’s funding for Ra’s performance), as applicable.  The parties will work together to coordinate their efforts in performing their respective responsibilities under the Research Operating Plans.  Except as expressly set forth in Sections 2.1(g) and 6.2 (or as may otherwise be agreed by the parties in advance and in writing), each of Merck and Ra is and will remain solely responsible for all of the out-of-pocket and internal costs and expenses (including costs of FTEs and any subcontractors used in accordance with Section 2.3) that are incurred by or on its behalf in connection with the performance of the Research Operating Plans for the time that such FTEs are so committed.

(g)                                  Direct External Expenses.  During the Research Term, Merck will reimburse Ra for direct external expenses without mark-up related to Program Target activities in categories and amounts agreed to by the parties through the JSC.  Such expenses may include, but may not be limited to, [ *** ].  Ra will not be required to incur any [ *** ] for which Merck will not reimburse Ra.

2.2                               Research Collaboration Records, Reports and Materials.

(a)                                 Records.  Each party will maintain, or cause to be maintained, records of its activities and results achieved under the Research Operating Plan in sufficient detail and in good scientific manner appropriate for scientific, Patent and regulatory purposes, which will properly reflect all work included in the Research Collaboration.  All such records will be maintained in manner consistent with (i) applicable laws, rules and regulations relating to similar documentation used to obtain and maintain Regulatory Approvals in the U.S. and EU, and (ii) such party’s applicable internal policies and procedures.  Such records will be maintained during the Term of this Agreement and for a period of [ *** ] years thereafter (or such longer period of time as required by applicable laws, rules and regulations relating to similar documentation used to obtain and maintain Regulatory Approvals in the U.S. and EU).

(b)                                 Copies and Inspection of Records.  Merck will have the right, during normal business hours and upon reasonable notice at its expense, to inspect and copy all such records of Ra referred to in Section 2.2(a).  To the extent such records contain Confidential Information of Ra, Merck will maintain such Confidential Information disclosed therein in confidence in accordance with Section 10.1.  Merck will have the right to arrange for its employees or consultants involved in the activities contemplated hereunder to visit the offices and laboratories of Ra (and any of its Affiliates) and any of its Third Party contractors during normal business hours and upon reasonable notice, and to discuss the Research Collaboration work and its results in detail with the technical personnel and consultants of Ra.  Upon request, Ra will provide to Merck copies of the records described in Section 2.2(a).

(c)                                  Research Collaboration Reports.  During the Research Term, each party will furnish to the JSC a summary written report, within [ *** ] after the end of each calendar quarter during the Research Term, describing the status and progress of its performance under the Research Operating

Plans and any other work conducted by or on its behalf as part of the Research Collaboration, and such other information with respect to the Research Collaboration that the JSC may reasonably request in connection with the activities under the Research Collaboration.  For clarity, the last such report pursuant to this Section 2.2(c) will be provided within [ *** ] following the end of the Research Term, and will cover the last calendar quarter (or portion thereof, as applicable) during the Research Term.

(d)                                 Research Materials.  Subject to Section 2.2(e) below, during the Research Term, each party will, as set forth in the applicable Research Operating Plan or as otherwise elected by a party, provide the other party with samples of Materials and Compounds and Products in such party’s Control that may be [ *** ] for the other party to carry out its responsibilities under the applicable Research Operating Plan.  The party receiving such Materials, Compounds or Products, as applicable, will only use the Materials, Compounds or Products, as applicable, in accordance with the Research Operating Plan (or as may otherwise be permitted under the terms and conditions of this Agreement).  The party receiving such Materials, Compounds or Products, as applicable, will not distribute or otherwise allow the release of Materials, Compounds or Products, as applicable, to any Third Party without the prior written consent of the supplying party ([ *** ], except that Merck may distribute or otherwise release such Materials, Compounds or Products, as applicable, provided by Ra without Ra’s prior written consent to its Affiliates, Sublicensees, agents and subcontractors, and to Regulatory Authorities, for the purpose of carrying out the Development, Manufacturing and Commercialization of Compounds and Products in accordance with the terms hereunder.  Materials, Compounds or Products, as applicable, made available to the receiving party are and will remain the sole property of the supplying party and will be used in compliance with all applicable laws, rules and regulations.  The party supplying such Materials, Compounds or Products, as applicable, will provide the other party together with the Materials, Compounds or Products, as applicable, any available information related to the safe and proper storage and handling thereof.

(e)                                  Chemical Structures[ *** ].

2.3                               Use of Subcontractors.  Each of Merck and Ra will have the right to utilize the services of its Affiliates or Third Party contractors in connection with the performance of the activities for which it is responsible under the Research Operating Plans; provided, however, that such party will (a) ensure that any such Affiliates and Third Party contractors are obligated to assign all rights, title, and interests in or to any Program IP, and (b) remain responsible under this Agreement for the performance and compliance of such Affiliates and Third Party contractors.  The party utilizing such subcontractors will also ensure that such Affiliate or Third Party is subject to obligations protecting and limiting use and disclosure of Confidential Information, Compounds, Materials and Know-How at least to the same extent as set forth under this Agreement.  The status and results of any such Third Party subcontracting activities will be described in the reports for the Research Collaboration required by Section 2.2(b).

2.4                               Target Reversion.  If at any time during the Term, Merck determines that it no longer desires to pursue the further study of a given Program Target for any reason, then Merck will provide written notice thereof to Ra indicating the Program Target, and thereafter, (a) the Research Collaboration with respect to such Program Target will immediately cease (with all studies under the Research Collaboration to wind-down and cease as soon as practically feasible), (b) this Agreement will be deemed terminated in-part by Merck [ *** ]  (but solely with respect to such Program Target, and for clarity, this Agreement for any other Program Target hereunder will continue in full force and effect), and (c) such Program Target will no longer be a Program Target hereunder and will become a “Terminated Target” [ *** ].

2.5                               Exclusivity.

(a)                                 Ra Exclusivity.  On a Program Target-by-Program Target basis, during the Term for as long as such Program Target is part of this Agreement, Ra will not either directly or indirectly (including on behalf of a Third Party or by granting rights to a Third Party) Develop any Cyclomimetics™ directed at such Program Target, except to carry out its obligations under the Research Collaboration [ *** ].  At Merck’s further request, Ra will include such information in its regular reports to the JSC for potential further Development under this Agreement.

(b)                                 Merck Exclusivity.  On a Program Target-by-Program Target basis, during the Term for as long as such Program Target is part of this Agreement, [ *** ].

(c)                                  Relationship to Other Ra Programs.  Notwithstanding anything herein to the contrary, if a compound isolated from any library screened by Ra hereunder [ *** ].  Likewise, subject to the foregoing, if any compound isolated from a library screened by Ra hereunder is included in this Agreement, [ *** ].

2.6                               Compliance.

(a)                                 General.  Ra and Merck each will conduct the Research Collaboration in compliance with all applicable laws, rules and regulations, including GLPs (as applicable).  Ra and Merck will notify Merck and Ra, respectively, in writing of any deviations from any applicable laws, rules and regulations.

(b)                                 Animal Research.  Without limiting the provisions of Section 2.6(a), if animals are used in research hereunder, each party will comply with the Animal Welfare Act and any other applicable local, state, national and international laws and regulations relating to the care and use of laboratory animals.  Merck encourages Ra to use the highest standards, such as those set forth in the Guide for the Care and Use of Laboratory Animals (NRC, 1996), for the humane handling, care and treatment of such research animals.  Any animals which are used in the course of the Research Collaboration, or products derived from those animals, such as eggs or milk, will not be used for food purposes, nor will these animals be used for commercial breeding purposes.

(c)                                  Compliance with Merck’s Ethical Business Practices.

(i)                                     Compliance with Merck’s Corporate Policy.  Ra acknowledges that Merck’s corporate policy requires that Merck’s business must be conducted within the letter and spirit of the law.  By signing this Agreement, Ra agrees to conduct the activities contemplated herein in a manner which is consistent with both law and good business ethics.

(ii)                                  Governments and International Public Organizations.  Ra will not make any payment, either directly or indirectly, of money or other assets, including but not limited to the compensation Ra derives from this Agreement (hereinafter collectively referred as a “Payment”), to government or political party officials, officials of international public organizations, candidates for public office, or representatives of other businesses or persons acting on behalf of any of the foregoing (hereinafter collectively referred as “Officials”) where such Payment would constitute a violation of any law.  In addition regardless of legality, Ra will make no Payment either directly or indirectly to Officials if such Payment is for the purpose of influencing decisions or actions with respect to the subject matter of this Agreement or any other aspect of Merck’s business.

(iii)                               No Authority.  Ra acknowledges that no employee of Merck or its Affiliates will have authority to give any direction, either written or oral, relating to the making of any commitment by Ra or its agents to any Third Party in violation of terms of this Section 2.6 or any other provisions of this Agreement.

(iv)                              Exclusions Lists.  Ra certifies to Merck that as of the Effective Date Ra has screened itself, and its officers and directors against the Exclusions Lists and that it has informed Merck whether Ra, or any of its officers or directors has been in Violation.  After the execution of this Agreement, Ra will notify Merck in writing immediately if any such Violation occurs or comes to its attention.  As used herein, “Violation” means that Ra or any of its officers or directors or any other Ra personnel has been:  (1) convicted of any of the felonies identified among the exclusion authorities listed on the U.S. Department of Health and Human Services, Office of Inspector General (OIG) website, including 42 U.S.C. 1320a-7(a) (http://oig.hhs.gov/exclusions/authorities.asp); (2) identified in the OIG List of Excluded Individuals/Entities (LEIE) database (http://exclusions.oig.hhs.gov/) or the U.S. General Services Administration’s list of Parties Excluded from Federal Programs (http://www.epls.gov); or (3) listed by any US Federal agency as being suspended, debarred, excluded or otherwise ineligible to participate in Federal procurement or non-procurement programs, including under 21 U.S.C. 335a (http://www.fda.gov/ora/compliance_ref/debar/) (each of (1), (2) and (3) collectively the “Exclusions Lists”).

(v)                                 Material Breach.  Ra’s failure to abide by the provisions of this Section 2.6(c) will be deemed a material breach of this Agreement.  Merck may in such case terminate this Agreement at its sole discretion upon written notice to Ra (and if Merck elects to so terminate this Agreement, Merck will be deemed to have terminated this Agreement under Section 12.3 but with a right to cure) and without prejudice to any other remedies that may be available to Merck.

(vi)                              Indemnification.  Ra will indemnify and hold Merck and any of its Affiliates harmless from and against any and all liabilities (including all costs and reasonable attorneys’ fees associated with defending against such claims) that may arise by reason of the acts or omissions of Ra or its agents or other Third Parties acting on Ra’s behalf which would constitute a violation of this Section 2.6(c), save for those liabilities arising from any willful misconduct or gross negligence of Merck or any of its agents or other Third Parties acting on Merck’s behalf.

3.                                      Research Collaboration Governance.

3.1                               Collaboration Leads.  On or as soon as practicable after the Effective Date (but in all cases prior to the first meeting of the JSC), each of Ra and Merck will designate one of its individual employees to serve as that party’s Collaboration Lead and primary point of contact for matters related to the coordination of Research Collaboration activities.  The Collaboration Leads will also serve as co-chairpersons of the JSC.  A party will have the right to change its Collaboration Lead, and designate a different one of its individual employees to serve in such capacity by providing written notice thereof to the other party.

3.2                               Joint Steering Committee.

(a)                                 Membership and Participation.  On or as soon as practicable after the Effective Date, the parties will establish a Joint Steering Committee (the “JSC”), comprised of the [ *** ] of each of Ra and Merck, one of whom will be [ *** ].  Each party may replace any of its representatives on the JSC at any time upon written notice to the other party.  Each party’s alliance manager will have responsibility for generating JSC meeting schedules and agendas and other administrative matters related to the conduct of JSC meetings, but will not have any decision making authority.  A party may invite others of its or its Affiliates’ employees to attend and participate in relevant portions of meetings of the JSC as necessary to facilitate the sharing of information and discussion of any issues related to the Research Operating Plans or performance of the Research Collaboration.  A party will notify the other party’s Collaboration Lead in writing if it wishes to invite a Third Party consultant or contractor to attend a JSC meeting.  Any such notice will be provided at least five (5) business days prior to the relevant JSC meeting, will identify the Third Party consultant or contractor, and will briefly describe the reasons the requesting party wishes to include such individual at the meeting.  The attendance and participation of any such Third Party consultant or contractor will be subject to the prior written consent of the other party (which will not be unreasonably withheld).  Any such consent will be conditioned upon the following: (i) the Third Party consultant or contractor is bound by written obligations of confidentiality and non-use to the requesting party that are consistent with the provisions of this Agreement; and (ii) the Third Party consultant or contractor either (1) executes a commitment letter substantially in the form attached hereto as Exhibit 3.2(a), or (2) enters into a suitable confidentiality and non-use agreement with the consenting party.  The parties’ respective alliance managers will be responsible for ensuring compliance with the foregoing.

(b)                                 Meetings.  The JSC will meet during the Research Term at least [ *** ], or as otherwise agreed, at such times as are agreed to by the JSC members.  Such meetings may be in-person, via videoconference, or via teleconference; provided that such meetings will be conducted in person at least [ *** ] per year during the Research Term unless otherwise agreed to by the parties.  Meetings of the JSC will be effective only if at least one (1) representative of each party is present or participating.  Each party will be responsible for all of its own expenses of participating in the JSC meetings.  Ra’s Collaboration Lead will be responsible for chairing JSC meetings during the [ *** ] of the Research Term, and such responsibility will thereafter alternate between Ra’s Collaboration Lead and Merck’s Collaboration Lead for [ *** ] the remainder of the Research Term.  The parties shall maintain minutes of JSC meetings, and the alliance managers will be responsible for generating and circulating such minutes.  The JSC will cease to exist and no further JSC meetings will occur following the expiration of the Research Term.

(c)                                  JSC Responsibilities.  The JSC will be responsible during the Research Term for monitoring and coordinating the performance of the Research Collaboration in accordance with the Research Operating Plans.  Specific JSC responsibilities will include the following:

(i)                                     Periodic review of the parties’ efforts and progress under the Research Operating Plans;

(ii)                                  Prioritization of specific activities to be performed under the Research Operating Plans;

(iii)                               Review and approval of any proposed modifications or amendments to the Research Operating Plans;

(iv)                              Recommending changes to the Hit Class of Interest Criteria and Progressable Lead Class Criteria for the parties’ consideration;

(v)                                 Review and identification of Hit Classes of Interest and Progressable Lead Classes for which pre-clinical Development work should be performed as part of the Research Collaboration;

(vi)                              Recommendation of possible Hit Classes of Interest and Progressable Lead Classes; and

(vii)                           Serving as a forum for the parties to discuss any issues arising with respect to the conduct or results of the Research Collaboration.

(d)                                 Decision-making by the JSC.  Any decisions by the JSC will be made [ *** ].  If the JSC cannot reach consensus on a matter, then Merck will have final decision-making authority (other than with respect to the development and use of Ra Core Technology, for which Ra will have final decision-making authority); provided, however, that Merck will not have the right to unilaterally alter, increase or expand the parties’ rights or obligations under this Agreement or otherwise be in conflict with the terms of this Agreement (including those decisions hereunder expressly to be made by one or both of the parties as opposed to the JSC).  The parties acknowledge and agree that the JSC will not have the power or authority to amend or modify any of the terms of this Agreement or to waive any party’s rights or obligations hereunder.

3.3                               Review of Matters by Senior Research Officers.  Each party will designate one of its senior research executives having decision-making authority on behalf of such party with respect to matters within the scope of the Research Collaboration (the “Senior Research Officers”).  During the Research Term, either party may from time-to-time reasonably request a meeting of the Senior Research Officers to discuss issues or concerns arising with respect to the Research Collaboration.  Any such request will be communicated in writing to the other party’s Program Lead and should include a summary clearly identifying the specific matters the requesting party wishes to discuss.  The Senior Research Officers (or their designees with decision-making authority and who are not members of the JSC) will then arrange a mutually acceptable time to meet (whether in-person, by video conference, or by phone) to discuss such matters; provided that neither party will be obligated to agree to more than two (2) such meetings during each year of the Research Term.

4.                                      Development and Commercialization.

4.1                               Product Development Program.

(a)                                 Development.  After the end of the Research Term, on a Program Target-by-Program Target basis, as between the parties, Merck will have the sole right to Develop (at its own expense) Compounds and Products, and Ra will have no right to do so (other than the performance of its activities under the Research Collaboration in accordance with the Research Operating Plans and this Agreement).  Without limiting the generality of the foregoing, Merck will have sole decision-making authority with respect to the conduct of Development activities, including decisions with respect to the selection and prioritization of which Compounds and Products and which indications to Develop [ *** ].

(b)                                 Periodic Reporting.  After the end of the Research Term and for the remainder of the Term on a Program Target-by-Program Target basis, Merck will provide Ra with periodic (at least annual) written updates detailing its efforts over the previous period and plans for each Program Target in the next period.  Merck will notify Ra in writing within [ *** ] of discontinuing efforts under this Agreement against a Program Target.  In addition, the parties will periodically meet telephonically or by other means no more frequently than annually to discuss Merck’s efforts under this Agreement with respect to each Program Target, including with respect to Merck’s efforts to Develop, seek Regulatory Approval for, and Commercialize the Products under this Agreement, and Merck also will consider in good faith any reasonable requests by Ra for additional information related thereto.

(c)                                  Continued Use of Research Materials.  To the extent that Ra has, during the Research Term, provided or otherwise made available to Merck any Materials for use in performance of the Research Operating Plans, Merck will have the right to continue to use such Materials as necessary or appropriate in connection with the Development, Manufacture or Commercialization of Compounds and Products pursuant to this Agreement, consistent with the license by Ra in Section 5.1.

4.2                               Regulatory.  As between the parties, on a Program Target-by-Program Target basis, Merck will have the sole right to control (at its own expense) all regulatory matters related to the Development, Manufacturing and Commercialization of Compounds or Products in the Territory (including during the Research Collaboration), including preparing and filing the relevant applications with the Regulatory Authorities for clinical studies and for Regulatory Approval.  As between the parties, Merck (or its Affiliate or Sublicensee) will have the sole right to communicate and otherwise interact with Regulatory Authorities with respect to the Compounds or Products (including during the Research Term).

4.3                               Manufacturing.  As between the parties, on a Program Target-by-Program Target basis, Merck will have the sole right to Manufacture (or have Manufactured) Compounds and Products, and control (at its own expense) all aspects of the Manufacturing and supply of Products, for Development and Commercialization in the Territory.

4.4                               Commercialization.  As between the parties, on a Program Target-by-Program Target basis, Merck will have the sole right to Commercialize (or have Commercialized) Products, and control (at its own expense) all aspects of Commercialization of Products.

4.5                               Diligence.  During the remainder of the Term after the end of the Research Term, on a Program Target-by-Program Target basis, Merck will use Commercially Reasonable Efforts to Develop, seek Regulatory Approval for, and following Regulatory Approval to Commercialize Products against such Program Target in the Territory.

4.6                               Record Keeping and Updates.  Merck will prepare and maintain, and will cause its Affiliates to prepare and maintain, appropriate records (in accordance with its standard policies and procedures) regarding the Development of Products.  During the remainder of the Term after the end of the Research Term, Merck will provide Ra with periodic reports pursuant to Section 4.1(b), summarizing material events and information related to such Development activities undertaken by Merck hereunder in the Territory, including a listing of any Regulatory Approvals achieved for Products for the Territory.  All such information will be considered Merck’s Confidential Information and will be subject to the confidentiality and use restrictions under this Agreement.  Merck will also consider in good faith any reasonable requests by Ra for additional information (to the extent available) related thereto.

4.7                               Compliance.

(a)                                 Debarment.  Each party hereby certifies (on behalf of itself and its Affiliates) that it will not and has not employed or otherwise used in any capacity the services of any person debarred under Title 21 United States Code Section 335a in performing any activities under this Agreement.  Each party will immediately notify the other party in writing if any such debarment occurs or comes to its attention, and will, with respect to any person or entity so debarred promptly remove such person or entity from performing any activities related to or in connection with the Project Plans or this Agreement.

(b)                                 FCPA Compliance.  Each party will, and will ensure that its Affiliates and any Third Party contractors will, comply with the United States Foreign Corrupt Practices Act (as amended), and any analogous laws or regulations existing in any other country or region in the Territory, in connection with its performance under this Agreement.  Neither party will make any payment, either directly or indirectly, of money or other assets, including but not limited to compensation derived from this Agreement, to government or political party officials, officials of international public organizations, candidates for public office, or representatives of other businesses or persons acting on behalf of any of the foregoing, that would constitute violation of any law, rule or regulation.

(c)                                  Export Control.  This Agreement and the obligations of the parties hereunder are made subject to, and limited by, all applicable restrictions concerning the export of products or technical information from the United States of America which may be imposed upon or related to Merck or Ra from time to time by the government of the United States of America.  Furthermore, each party agrees that it will not export, directly or indirectly, any technical information acquired from the other party under this Agreement or any Products using such technical information to any country for which the United States government or any agency thereof at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the Department of Commerce or other agency of the United States government when required by an applicable statute or regulation.

5.                                      License Grants.

5.1                               Licenses to Merck.  Subject to the terms and conditions of this Agreement, on a Program Target-by-Program Target basis, Ra will grant to Merck:

(a)                                 an exclusive (even as to Ra), nontransferable (except in connection with a permitted assignment of this Agreement in accordance with Section 13.9) license, with the right to grant sublicenses or other rights thereunder only to the extent permitted under Section 5.2(b), under Ra Program IP, for the Term only, to Manufacture, Develop and Commercialize (including to make, have made, use, sell, offer for sale and import) Compounds and Products against such Program Target, in the Field and Territory only; and

(b)                                 (i) a non-exclusive, nontransferable (except in connection with a permitted assignment of this Agreement in accordance with Section 13.9) license, with the right to grant sublicenses or other rights thereunder only to the extent permitted under Section 5.2(b), under Ra Background IP, for the Term only, to Manufacture, Develop and Commercialize (including to make, have made, use, sell, offer for sale and import) Compounds and Products against such Program Target, in the Field and Territory only; and (ii) a non-exclusive, royalty-free, nontransferable (except in connection with a permitted assignment of this Agreement in accordance with Section 13.9) license, with the right to grant sublicenses or other rights thereunder only to the extent permitted under Section 5.2(b), under improvements to Ra Background IP that are created or conceived solely by or on behalf of Merck or that are created or conceived jointly by or on behalf of the parties, for the Term only, to Manufacture, Develop and Commercialize (including to make, have made, use, sell, offer for sale and import) Compounds and Products against such Program Target, in the Field and Territory only.

Notwithstanding anything herein to the contrary, Ra will retain (i) the right to perform the Research Collaboration and (ii) the right to use all Compounds for internal, non-clinical research purposes by itself, its Affiliates and fee-for-service service providers.

5.2                               Transfer and Sublicensing.

(a)                                 The licenses granted in Section 5.1 are transferable only upon a permitted assignment of this Agreement in accordance with Section 13.9.

(b)                                 The licenses granted in Section 5.1 may be sublicensed and other rights granted thereunder by Merck to Sublicensees, but (i) with respect to non-Affiliated Third Party Sublicensees, only with respect to the right to Commercialize Product against such Program Target, in the Field and Territory only, (ii) without the right to grant further sublicenses or other rights thereunder, and (iii) only in compliance with the following:

(i)                                     Merck may freely grant a sublicense to an Affiliate of Merck as a Sublicensee hereunder, provided such Affiliate will be engaged in activities related to the Manufacture, Development or Commercialization of Compounds or Products against a Program Target in the Field and Territory, and  provided further such sublicense only remains in effect for as long as such Sublicensee remains an Affiliate of Merck;

(ii)                                  Merck may grant a sublicense to a non-Affiliated Third Party as a Sublicensee hereunder, only after Ra’s prior written consent, not to be unreasonably withheld;

(iii)                               Merck will be responsible for any and all obligations of any such Sublicensee as if such Sublicensee were “Merck” hereunder;

(iv)                              Any such non-Affiliated Third Party Sublicensee will agree in writing to be bound by similar obligations as “Merck” hereunder with respect to the activities of such Sublicensee hereunder (and not with respect to the activities of any other); and

(v)                                 Ra will be made an express third-party beneficiary of any such Sublicensee’s obligations under such agreement that relate to compliance with the terms and conditions of this Agreement.

5.3                               Licenses by Merck.  Merck hereby grants to Ra (a) a royalty-free, fully paid-up, non-exclusive, nontransferable (except in connection with a permitted assignment of this Agreement in accordance with Section 13.9) license in the Territory during the Research Term under the Merck Background IP for the sole and limited purpose of permitting Ra to perform its obligations under the Research Collaboration; and (b) a non-exclusive, royalty-free, nontransferable (except in connection with a permitted assignment of this Agreement in accordance with Section 13.9) license, with the right to grant sublicenses or other rights thereunder only to the extent permitted under this Section 5.3, under improvements to Merck Background IP that are created or conceived solely by or on behalf of Ra or that are created or conceived jointly by or on behalf of the parties, for the sole and limited purpose of permitting Ra to perform its obligations under the Research Collaboration.  Ra will have the limited right to grant sublicenses of such license to Ra’s Affiliates or to Third Party subcontractors only if and to the extent necessary for such Affiliates or Third Party subcontractors to perform activities under the Research Operating Plans for and on behalf of Ra in accordance with the terms of Section 2.3.  Further, such sublicenses shall be granted without the right to grant further sublicenses or other rights thereunder, and only in compliance with the following:

(i)                                     Ra may grant a sublicense to an Affiliate of Ra as a Sublicensee hereunder, provided such sublicense only remains in effect for as long as such Sublicensee remains an Affiliate of Ra;

(ii)                                  Ra may grant a sublicense to a Third Party subcontractor as a Sublicensee hereunder only if and to the extent necessary for such Third Party subcontractor to perform activities under this Agreement for and on behalf of Ra in accordance with Section 2.3, and only after Merck’s prior written consent, not to be unreasonably withheld;

(iii)                               Ra will be responsible for any and all obligations of any such Sublicensee as if such Sublicensee were “Ra” hereunder;

(iv)                              Any such Third Party subcontractor will agree in writing to be bound by similar obligations as “Ra” hereunder with respect to the activities of such Sublicensee hereunder (and not with respect to the activities of any other); and

(v)                                 Merck will be made an express third-party beneficiary of any such Sublicensee’s obligations under such agreement that relate to compliance with the terms and conditions of this Agreement.

5.4                               No Implied Licenses.

(a)                                 Nothing herein will be construed as creating, granting or otherwise conveying to either party any license or other right (whether by implication, estoppel or otherwise) other than those licenses and other rights that are expressly provided for in this Agreement.

(b)                                 Notwithstanding anything herein to the contrary, (i) the licenses and other rights granted by Ra to Merck hereunder do not include any right to use or otherwise practice any Ra Core Technology, (ii) Ra will not be required to share or otherwise disclose any Ra Core Technology to Merck (other than compounds isolated from mRNA Display libraries for a Program Target, as contemplated pursuant to this Agreement, and (iii) neither Merck nor any Affiliates or Sublicensees will use or otherwise practice any Ra Core Technology.

6.                                      Payments and Royalties.

6.1                               Access Fees.

(a)                                 Technology Access Fee.  Merck will pay to Ra a one-time up-front technology access fee payment of four million five hundred thousand U.S. dollars (U.S.$4,500,000), which covers all Program Targets [ *** ].  Such payment will be due within [ *** ] business days after the Effective Date and will be non-refundable and non-creditable.

(b)                                 [ *** ] Target Access Fee.  Merck will pay to Ra a one-time up-front technology access fee payment of [ *** ] U.S. dollars (U.S.$ [ *** ]) for the designation of [ *** ] as a new Program Target pursuant to Section 2.1(c).  Such payment will be due within [ *** ]  business days after [ *** ] becomes a Program Target and will be non-refundable, non-creditable and not subject to set-off.  For clarity, the right to designate [ *** ] as a new Program Target is subject to the conditions in Section 2.1(c)(ii).

6.2                               Research Collaboration Support.

(a)                                 FTE.  The payment of funding for Ra FTEs during the Research Term for which Merck is responsible under Section 2.1(g) will be due and payable in [ *** ] installments as further provided in this Section 6.2, and will be non-refundable, non-creditable and not subject to set-off except as provided in Section 6.2(a)(iii).

(i)                                     Calculation of Semi-Annual FTE Payments.  Merck will pay Ra the FTE Rate for the number of FTEs of Ra specified in the Research Operating Plans during the Research Term.  The parties agree that there will be at least [ *** ] and not more than [ *** ] FTEs for each Program Target that is part of the Research Collaboration.  Such payments by Merck will be payable to Ra in an amount equal to fifty percent (50%) of the product of the FTE Rate times the number of FTEs for the relevant year (twelve month period) of the Research Term (such payment to be prorated for the last semi-annual period of the Research Term).

(ii)                                  Timing of FTE Payments.  The first [ *** ] payment of FTE support will be due and payable to Ra within [ *** ] business days after the Effective Date.  Each [ *** ] payment thereafter will be due and payable to Ra within [ *** ] business days after the commencement of each subsequent [ *** ]  period thereafter.

(iii)                               Reconciliation.  Within [ *** ] days following each of the first and second anniversary of the Effective Date (and optionally each anniversary of the Effective Date thereafter if the Research Term is extended), Ra will submit to Merck a written report setting forth in reasonable detail the actual number of FTEs expended by Ra to perform activities under the Research Operating Plans during the past year (twelve month period) of the Research Term.  Each such report will be substantially in the form attached hereto as Exhibit 6.2(a)(iii).  In the event that Ra expended less than the number of FTEs funded by Merck for such year, Ra will, along with the written report, make a payment to Merck in an amount equal to (i) the total amount of FTE funding paid to Ra by Merck for such year less (ii) the actual number FTEs expended by Ra during such year multiplied by the FTE Rate.  There shall be no obligation for Merck to reimburse or make additional payments for FTEs for a Program Target after it has successfully achieved its hand-off Progressable Lead Class criteria, as determined by the JSC, and for which the corresponding milestone payment set forth in Section 6.3(a) has been paid.

(b)                                 External Expenses.  Merck will reimburse Ra within thirty (30) days of receiving any invoice from Ra for those expenses incurred by Ra in accordance with Section 2.1(g).

6.3          Milestone Payments.  Merck will pay to Ra each of the applicable milestone payments provided for in this Section 6.3 upon the first occurrence of the indicated milestone event.  The following milestone payments will be paid only once on a Program Target-by-Program Target basis for the first time the first Compound or Product directed to such Program Target achieves the indicated milestone event.  Following such payment, the subsequent repeated occurrence of the same milestone event by the same or another Compound or Product directed to such Program Target will not under any circumstances trigger any additional milestone payment as a result of such event.  Each such milestone payment will be due and payable to Ra within [ *** ] days after the achievement of the specified milestone event, and will be non-refundable, non-creditable and [ *** ].

(a)                                 Preclinical Development Milestones.

Milestone Event	Milestone Payment
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]

(b)                                 Development and First Commercial Sale Milestones.

Milestone Event	Milestone Payment
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]

[ *** ].

(c)                                  [ *** ] directed to such Program Target will not trigger any additional milestone payment.

Milestone Event	Milestone Payment
[ *** ]	[ *** ]
[ *** ]	[ *** ]

6.4                               Royalties.  Merck will pay to Ra, on a Product-by-Product basis, running royalties on Net Sales of Products in the Territory at the applicable royalty rates, as set forth in the following table:

Aggregate Total of Annual Net Sales of a Product in the Territory	Royalty Rate
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]

(a)                                 Duration of Royalty Obligations.  Merck’s obligation to pay royalties under Section 6.4 will be in effect during the “Royalty Period” which begins on the date of First Commercial Sale of a Product in the Territory and will expire on a Product-by-Product and country-by-country basis upon the later of:

(i)                                     The last Valid Claim of a Patent owned or controlled by Ra or Merck that Covers such Product in such country; or

(ii)                                  [ *** ] years after the First Commercial Sale of such Product in such country;

provided that, for Net Sales of a Product in any country, for the period of time (if any) that the Royalty Period for such Product in such country is based on clause (ii) above alone and not on clause (i) above, then the royalty rates set forth in the table above will be [ *** ].

(b)                                 Additional Provisions Regarding Royalties.  For purposes of determining Merck’s royalty payment obligations under Section 6.4, all Products containing the same Compound as an active ingredient (but irrespective of dosage form, dosage strength or formulation) will be treated as the same Product; provided, however, that Products containing a fixed combination of a Compound and one or more other active ingredients will be considered as different from any Products containing the same Compound as the sole active ingredient.  In addition, Merck’s royalty obligations under Section 6.4 will be subject to the following conditions:

(i)                                     [ *** ];

(ii)                                  [ *** ];

(iii)                               [ *** ];

(iv)                              [ *** ];

(v)                                 [ *** ]

(vi)                              [ *** ].

(c)                                  Third Party Licenses.  [ *** ].

(d)                                 Reports and Timing of Royalty Payments.  Starting on the date of First Commercial Sale of a Product in the Territory, Merck will furnish to Ra a quarterly written report for each subsequent calendar quarter showing the Net Sales of all Products sold by Merck, its Affiliates and Sublicensees for which royalties are payable hereunder, and the royalties due Ra on such sales. Each such royalty report will be due within [ *** ] days after the end of the relevant calendar quarter.  The royalty payments due under Section 6.4 for each calendar quarter will be due and payable to Ra on the same date that the royalty report for the calendar quarter is due.  Each royalty report will describe in reasonable detail (based upon the data then available to Merck) the Net Sales of each Product (including the deductions specified in clauses (i) through (vi) of the Net Sales definition) and the calculation of royalty payments due for the relevant calendar quarter.  The information contained in each report under this Section 6.4(d) will be considered Confidential Information of Merck.

6.5                               Payment Terms.  This Section 6.5 will apply to all payments to be made by one party to the other hereunder.

(a)                                 Manner of Payment.  All payments to be made by one party to the other party under this Agreement will be made in United States dollars and by bank wire transfer in immediately available funds to such bank account as may be designated in writing by such party from time to time.  Until further notice delivered by Ra in accordance with this Agreement, the account and associated wire instructions shall be as set forth in Exhibit 6.5(a).  In the case of royalties due on sales of Product outside the United States, the rate of exchange to be used in computing on a monthly basis the applicable royalty due Ra in U.S. dollars will be made at the monthly rate of exchange utilized by Merck in its worldwide accounting system, prevailing on the third to the last business day of the month preceding the month in which such sales are recorded.

(b)                                 Records and Audits.  Merck will maintain (and will cause its Affiliates or Sublicensees to maintain) accurate books and records of accounting to document the sales of Products and the calculation of royalties payable to Ra in the Territory.  For a period of [ *** ] following the end of the relevant calendar year, the relevant books and records will, upon written request by Ra, be made reasonably available for inspection by an internationally recognized firm of independent certified public accountants (to be selected by Ra and reasonably acceptable to Merck) as reasonably necessary to verify the accuracy of royalty reports for the relevant period.  Access to such books and records will be during normal business hours and upon reasonable prior notice; provided that in no event will any such audits or inspections be conducted more frequently than once per calendar year.  The auditors will, upon request, enter into a confidentiality agreement as reasonably requested by Merck.  The auditors will be permitted to disclose to Ra only whether the royalty reports are correct or incorrect, and the details and amounts of any discrepancies.  The auditors will also provide to Merck, upon request, a copy of any audit reports and findings that are provided to Ra as a result of such inspection.  If the auditors correctly identify any underpayments or overpayments, the amount of any underpayments will be paid to Ra by Merck within [ *** ] days of notification of the results of such inspection, and any overpayments will be fully creditable against amounts payable to Ra in subsequent periods.  Ra will be solely responsible for the costs and expenses of any such audit inspections, provided, however, that if such audit uncovers an underpayment of royalties by Merck that exceeds the greater of [ *** ] dollars ($US [ *** ]) and [ *** ] percent ([ *** ] %) of the total royalties owed for a calendar year, then Merck will reimburse Ra for the reasonable documented audit fees expenses charged by the auditors for such audit inspection.  For clarity, upon the expiration of [ *** ] following the end of any calendar year, absent willful misconduct or fraud by Merck or any of its Affiliates or Sublicensees, the calculation of royalties payable to Ra under this Agreement with respect to such calendar year will become binding and conclusive upon the parties and their Affiliates, and Merck (and its Affiliates and Sublicensees) and Ra and its Affiliates will be released from any liability or accountability with respect to royalties due or overpayments made under this Agreement for sales of Products during such calendar year.  To the extent the provisions of Section 12.6(a)(v)(B)(3) are triggered, the above records and audit provisions shall apply mutatis mutandis to Ra’s payment of royalties to Merck, and Merck’s right to audit in connection therewith.

(c)                                  Taxes.  Ra will be liable for all income and other taxes (including interest) imposed upon any payments made by Merck to Ra pursuant to this Agreement.  If applicable laws, rules or regulations require the withholding of such taxes, Merck will make such withholding payments and will subtract the amount thereof from the payments due Ra.  Merck will submit to Ra appropriate proof of payment of the withheld taxes as well as the official receipts within a reasonable period of time.  Merck will, upon request, provide Ra with reasonable assistance in order to assist Ra in seeking the benefit of any present or future tax exemptions or treaties against double taxation which may apply to any payments due Ra under this Agreement.  Notwithstanding the foregoing, no withholding will be made on any payments by Merck to Ra under Section 6.1 or 6.2.

(d)                                 Interest Due.  If any uncontested amount properly due and payable to a party under this Agreement is overdue, then the paying party will also pay interest on the unpaid amount accrued at the annual rate USD [ *** ] from the date of payment was due.

(e)                                  Mutual Convenience of the Parties.  The royalty and other payment obligations set forth hereunder have been agreed to by the parties for the purpose of reflecting and advancing their mutual convenience, including the ease of calculating and paying royalties and other amounts to Ra.

7.                                      Intellectual Property.

7.1                               Background IP.  As between the parties, (a) Ra will own all right, title and interest in and to the Ra Background IP and the Ra Core Technology, and (b) Merck will own all right, title and interest in and to the Merck Background IP.

7.2                               Ownership and Inventorship.

(a)                                 New Ra Core Technology.  As between the parties, Ra will solely own all right, title and interest in and to any Program IP that constitutes Ra Core Technology (including improvements to Ra Core Technology) or an improvement to Ra Background IP, and all right, title and interest thereto will automatically vest solely in Ra.  Merck, for itself and on behalf of its Affiliates and subcontractors, and employees, subcontractors, consultants and agents of any of the foregoing, hereby assigns (and to the extent such assignment can only be made in the future hereby agrees to assign), to Ra all right, title and interest in and to such Program IP to Ra (unless already owned by Ra).  Merck will cooperate, and will cause the foregoing persons and entities to cooperate, with Ra to effectuate and perfect the foregoing ownership, including by promptly executing and recording assignments and other documents consistent with such ownership.

(b)                                 Improvements to Merck Background IP.   As between the parties, Merck will solely own all right, title and interest in and to any Program IP that constitutes an improvement to Merck Background IP, and all right, title and interest thereto will automatically vest solely in Merck.  Ra, for itself and on behalf of its Affiliates and subcontractors, and employees, subcontractors, consultants and agents of any of the foregoing, hereby assigns (and to the extent such assignment can only be made in the future hereby agrees to assign), to Merck all right, title and interest in and to such Program IP to Merck (unless already owned by Merck).  Ra will cooperate, and will cause the foregoing persons and entities to cooperate, with Merck to effectuate and perfect the foregoing ownership, including by promptly executing and recording assignments and other documents consistent with such ownership.

(c)                                  Sole and Joint Program IP.

(i)                                     Except as otherwise provided in Section 7.2(a) and 7.2(b), ownership of any Program IP created or conceived solely by or on behalf of a party will be solely owned by such party (referred to herein as “Sole Program IP” for each party), and if created or conceived jointly by or on behalf of the parties will be jointly owned by the parties (referred to herein as “Joint Program IP”).

(ii)                                  Each party will have an undivided one-half interest in and to Joint Program IP.  Each party will exercise its ownership rights in and to such Joint Program IP, including the right to license and sublicense or otherwise to exploit, transfer or encumber its ownership interest, without an accounting or obligation to, or consent required from, the other party, but subject to the licenses hereunder and the other terms and conditions of this Agreement.  At the reasonable written request of a party, the other party will in writing grant such consents and confirm that no such accounting is required to effect the foregoing regarding Joint Program IP.

(iii)                               Subject to the terms and conditions of this Agreement (including Articles 8 and 9):

(A)                               Each party will be solely responsible for the Prosecution and Maintenance, and the enforcement and defense, of any Patents within its Sole Program IP, and the other party will have no rights with respect thereto; and

(B)                               The Prosecution and Maintenance, and the enforcement and defense, of any Patents within Joint Program IP will be jointly managed by the parties on mutually agreeable terms to be entered into by the parties at the time any such Patents are first filed, and all recoveries and out-of-pocket costs and expenses arising from those activities, absent further agreement, will be shared equally by the parties (provided that sufficient advance written notice of any such costs or expenses is given to the party not incurring same), provided that if either party elects not to pay any such costs or expenses for any such Patent, the parties will meet and agree upon an equitable way to treat such Patent.  In the event that one party desires to proceed with the Prosecution or Maintenance of a Patent, and the other party does not, then the party desiring to proceed may proceed with such action at the proceeding party’s expense, and the proceeding party may abandon such activities at any time without the consent of the other party.

(d)                                 Inventorship.  Inventorship determination for all Patents worldwide arising from any Program IP and thus the ownership thereof will be made in accordance with applicable United States patent laws.  Both Ra and Merck agree to maintain documentation or information useful in the determination of inventorship, and each party agrees to provide the other party such documentation or information as reasonably requested.

7.3                               Disclosure of Program IP.  During the Term, Ra will promptly (and at least on a calendar quarterly basis) disclose to Merck any Program IP created or conceived by or on behalf of Ra (other than Ra Core Technology or improvements thereto), and will provide such documentation regarding same as Merck may reasonably request.  During the Term, Merck will promptly (and at least on a calendar quarterly basis) disclose to Ra any Program IP created or conceived by or on behalf of Merck (other than improvements to Merck Background IP), and will provide such documentation regarding same as Ra may reasonably request.

7.4                               Joint Research Agreement.  This Agreement will be understood to be a joint research agreement in accordance with 35 USC § 103(c)(3) to Develop and Commercialize Products in the Field and Territory, provided that neither party will be required by this reference to have any Patent take advantage of or become subject to such § 103(c)(3) except in accordance with the provisions of this Agreement regarding Prosecution and Maintenance of such Patent.

8.                                      Patent Prosecution and Maintenance

8.1                               Exclusive Patents.  The following provisions of this Section 8.1 will apply to those Patents within Ra Program IP when subject to the exclusive license granted by Ra in Section 5.1(a), and then only with respect to the scope of such exclusive license in the Field and Territory (each such Patent, only when so subject, an “Exclusive Patent”).

(a)                                 Ra will have the sole right to Prosecute and Maintain the Exclusive Patents, and Merck will have no rights with respect thereto except as set forth in Section 8.1(b).

(b)                                 Ra will regularly provide Merck with copies of all Exclusive Patent applications, and all other material submissions and correspondence with any Patent authorities regarding Exclusive Patents, in sufficient time to allow for review and comment by Merck.  In addition, Ra will provide Merck and its counsel with an opportunity to consult with Ra and its counsel regarding Prosecution and Maintenance of any Exclusive Patent.  In the event of any disagreement between any of Ra or Merck, Ra will have the final decision-making authority with respect to the matter involved as long as Ra acts in good faith.

(c)                                  Merck will reimburse Ra for all of the Patent Costs incurred by Ra [ *** ].

8.2                               Other Ra Patents.

(a)                                 Ra will have the sole right to Prosecute and Maintain (i) the Patents within the Ra Program IP other than the Exclusive Patents and (ii) the Ra Background Patents, and Merck will have no rights with respect thereto.

(b)                                 Merck will reimburse Ra the following percentage of Patent Costs incurred by Ra for each such Patent described in Section 8.2(a) (on a Patent-by-Patent basis): [ *** ].  Merck will reimburse Ra its percentage share of the Patent Costs within [ *** ] after Merck’s receipt of Ra’s invoice for Patent Costs incurred by Ra associated with those Prosecution or Maintenance activities for such Patents.

8.3                               Cooperation.  Merck will reasonably cooperate with Ra in the Prosecution and Maintenance of the Patents within the Ra Program IP and the Ra Background Patents.  Such cooperation will include promptly executing all documents, or requiring inventors, employees and consultants and agents of Merck and its Affiliates and Sublicensees to execute all documents, as reasonable and appropriate so as to enable the Prosecution and Maintenance of any such Patents in any country.

8.4                               Patent Marking.  Merck will mark, and will cause its Affiliates and Sublicensees to mark, Product with all Exclusive Patents and Ra Background Patents in accordance with the patent laws of the jurisdictions in which Product is manufactured, used or sold.  Merck’s marking obligations under this Section 8.4 will continue for as long as Merck is licensed to such Patent.

8.5                               Patent Extensions.  If any election for Patent term restoration or extension, supplemental protection certificate or any of their equivalents may be made for Patents within Program IP (other than Program IP that constitutes Ra Core Technology or improvements thereto), after consultation with Ra (other than for Merck Patents), Merck will have the sole right to make such election and Ra agrees to abide by such election.

8.6                               Orange Book Patent Listings.  With respect to any Patent listings required for any regulatory exclusivity periods for Products anywhere in the Territory, the parties will agree on which (if any) Exclusive Patents to list.  Merck will not seek to list any Patents within the Ra Program IP or any Ra Background Patents, without the prior written consent of Ra, in which case Ra’s consent shall not be unreasonably withheld if Merck believes listing is necessary in order to comply with the laws of any countries of the Territory.

9.                                      Patent Enforcement and Defense.

9.1                               Notice.  Each party will notify the other party in writing of any actual or suspected Competitive Infringement of any Exclusive Patents by a Third Party, or of any claim of invalidity, unenforceability, or non-infringement of any Exclusive Patents, and will, along with such notice, supply the other party with any evidence in its Control pertaining thereto.  For purposes of this Agreement, “Competitive Infringement” means any allegedly infringing activity with respect to an Exclusive Patent, which activity falls within the scope then in effect of the exclusive license granted by Ra to Merck as set forth in Section 5.1(a).

9.2                               Enforcement and Defense.

(a)                                 Exclusive Patents and Competitive Infringement.  As between the parties, Merck will have the first right, but not the obligation, to seek to abate any actual or suspected Competitive Infringement of the Exclusive Patents by a Third Party, or to file suit against any such Third Party for such Competitive Infringement.  If Merck does not take steps to abate any such Competitive Infringement, or file suit to enforce the Exclusive Patents against such Third Party with respect to such Competitive Infringement, within a commercially reasonably time, Ra will have the right (but not the obligation) to take action to enforce the Exclusive Patents against such Third Party for such Competitive Infringement.  The controlling party will pay all its Patent Costs incurred for such enforcement.  Neither party will exercise any of its enforcement rights under this Section 9.2(a) without first consulting with the other party, provided that this consultation requirement will not limit each party’s rights under this Section 9.2(a).

(b)                                 Defense.  As between the parties, Ra will have the first right, but not the obligation, to defend against a declaratory judgment action or other action challenging any Exclusive Patents, other than with respect to (i) any interferences, oppositions, reissues or reexaminations, which are addressed in 8, or (ii) any counter-claims in any enforcement action, or any action by a Third Party in response to an enforcement action, in each case ((i) and (ii)) brought by Merck alleging infringement of any Exclusive Patents pursuant to Section 9.2(a), which defense will be controlled by Merck.  Merck will reimburse Ra within thirty (30) days after Merck’s receipt of Ra’s invoice for Patent Costs incurred by Ra for any such defense.  If Ra does not take steps to defend within a commercially reasonably time, Merck will have the right (but not the obligation) to so defend.

(c)                                  Withdrawal, Cooperation and Participation.  With respect to any infringement or defensive action identified above in this Section 9.2:

(i)                                     If the controlling party ceases to pursue or withdraws from such action, it will notify the other party and such other party may substitute itself for the withdrawing party and proceed under the terms and conditions of this Section 9.2.

(ii)                                  The non-controlling party will cooperate with the party controlling any such action (as may be reasonably requested by the controlling party), including (a) providing access to relevant documents and other evidence, (b) making its and its Affiliates and licensees (including Sublicensees) and all of their respective employees, consultants and agents available at reasonable business hours and for reasonable periods of time, but only to the extent relevant to such action, and (c) if necessary, by being joined as a party, subject for this clause (c) to the controlling party agreeing to indemnify such non-controlling party for its involvement as a named party in such action and paying those Patent Costs incurred by such party in connection with such joinder.  The party controlling any such action will keep the other party updated with respect to any such action, including providing copies of all documents received or filed in connection with any such action.

(iii)                               Each party will have the right to participate or otherwise be involved in any such action controlled by the other party, in each case at the participating party’s sole cost and expense.  If a party elects to so participate or be involved, the controlling party will provide the participating party and its counsel with an opportunity to consult with the controlling party and its counsel regarding the prosecution of such action (including reviewing the contents of any correspondence, legal papers or other documents related thereto), and the controlling party will take into account reasonable requests of the participating party.

(d)                                 Settlement.  Merck will not settle or consent to an adverse judgment in any action described in this Section 9.2, including any judgment which affects the scope, validity or enforcement of any Exclusive Patents involved therewith, without the prior written consent of Ra.

(e)                                  Damages.  Unless otherwise agreed by the parties, all monies recovered upon the final judgment or settlement of any action described in Section 9.2(a), or any action described in Section 9.2(b), will be used first to reimburse each of the parties on a pro rata basis for each of their out-of-pocket costs and expenses relating to the action (including reasonable attorneys’ fees, expert witness fees, court costs and other litigation costs and expenses).  Any and all remaining amounts will then be allocated between the parties on a pro rata basis as determined based upon the relative economic losses suffered by each party.

9.3                               Other Ra Patents.  Ra will have the sole right, and sole responsibility for all Patent Costs incurred by Ra, to enforce and defend (i) the Patents within the Ra Program IP other than the Exclusive Patents and (ii) the Ra Background Patents, and Merck will have no rights with respect thereto.

10.                               Confidentiality.

10.1                        Confidentiality.

(a)                                 Confidential Information.  Except as expressly provided herein, each of the parties agrees that, for itself and its Affiliates, and for as long as this Agreement is in effect and for a period of ten (10) years thereafter (or in perpetuity for any Confidential Information that qualifies as a trade secret), a party and its Affiliates (the “Receiving Party”) receiving Confidential Information of the other party or its Affiliates (the “Disclosing Party”) will (i) not disclose such Confidential Information to any Third Party without the prior written consent of the Disclosing Party, except for disclosures expressly permitted below, and (ii) not use such Confidential Information for any purpose except those licensed or otherwise authorized or permitted by this Agreement.  Without limiting the foregoing, Ra Background IP, Ra Program IP and Ra Core Technology will be considered Confidential Information of Ra, and Merck Background IP and Merck Program IP will be considered Confidential Information of Merck.

(b)                                 Exceptions.  The obligations in Section 10.1(a) will not apply with respect to any portion of the Confidential Information that the Receiving Party can show by competent proof:

(i)                                     is publicly disclosed by the Disclosing Party, either before or after it is disclosed to the Receiving Party hereunder;

(ii)                                  was known to the Receiving Party or its Affiliates, without any obligation to keep it confidential or any restriction on its use, prior to disclosure by the Disclosing Party;

(iii)                               is subsequently disclosed to the Receiving Party or its Affiliates by a Third Party lawfully in possession thereof and without any obligation to keep it confidential or any restriction on its use;

(iv)                              is published by a Third Party or otherwise becomes publicly available or enters the public domain, either before or after it is disclosed to the Receiving Party; or

(v)                                 has been independently developed by employees or contractors of the Receiving Party or its Affiliates without the aid, application or use of Confidential Information of the Disclosing Party.

(c)                                  Authorized Disclosures.  The Receiving Party may disclose Confidential Information belonging to the Disclosing Party to the extent (and only to the extent) such disclosure is reasonably necessary in the following instances:

(i)                                     subject to Section 10.2, by either party in order to comply with applicable non-Patent law (including any securities law or regulation or the rules of any securities exchange, including as a result of the Receiving Party electing to issue securities or list on such exchange) and with judicial process, if in the reasonable opinion of the Receiving Party’s counsel, such disclosure is reasonably necessary for such compliance;

(ii)                                  by either party, in connection with prosecuting or defending litigation, making regulatory filings, and filing, prosecuting, maintaining, defending and enforcing Patents (including Exclusive Patents in accordance with 7);

(iii)                               by Merck, to its Affiliates, and to potential or actual permitted Sublicensees, permitted acquirers or assignees under Section 13.9, permitted subcontractors, investment bankers, investors, lenders, and in each case their and each of Merck and its Affiliates’ respective directors, employees, contractors and agents; and

(iv)                              by Ra, to its Affiliates, and to potential or actual permitted (1) acquirers or assignees under Section 13.9, (2) collaborators and other (sub)licensees, (3) permitted subcontractors, (4) investment bankers, investors, lenders, and in each case their and each of Ra and its Affiliates’ respective directors, employees, contractors and agents;

provided that (x) with respect to Section 10.1(c)(i) or 10.1(c)(ii), where reasonably possible, the Receiving Party will notify the Disclosing Party of the Receiving Party’s intent to make any disclosure pursuant thereto sufficiently prior to making such disclosure so as to allow the Disclosing Party adequate time to take whatever action it may deem appropriate to protect the confidentiality of the information to be disclosed, and (y) with respect to Sections 10.1(c)(iii) and 10.1(c)(iv), each of those named people and entities must be bound prior to disclosure by confidentiality and non-use restrictions at least as restrictive as those contained in this Section 10 (other than investment bankers, investors and lenders, who must be bound prior to disclosure by commercially reasonable obligations of confidentiality).

10.2                        Terms of this Agreement; Publicity.

(a)                                 The parties agree that the terms of this Agreement will be treated as Confidential Information of both parties, and thus may be disclosed only as permitted by Section 10.1(c).  Each party agrees not to issue any press release or public statement disclosing information relating to this Agreement or the transactions contemplated hereby or the terms hereof without the prior written consent of the other party (or as such consent may be obtained in accordance with Section 10.2(b)), which consent will not be unreasonably withheld, or as permitted by Section 10.1(c).

(b)                                 In the event either party (the “Issuing Party”) desires to issue a press release or other public statement disclosing information relating to this Agreement or the transactions contemplated hereby or the terms hereof, the Issuing Party will provide the other party (the “Reviewing Party”) with a copy of the proposed press release or public statement (the “Release”).  The Reviewing Party will have three (3) business days to provide any comments on such Release, and if the Receiving Party fails to provide any comments during such three business-day period, the Reviewing Party will be deemed to have consented to the issuance of such Release.  If the Receiving Party provides any comments, the parties will consult on such Release and work in good faith to prepare a mutually acceptable Release.  Either party may subsequently publicly disclose any information previously contained in any Release so consented to.

(c)                                  Ra may issue the press release set forth on Exhibit 10.2(c) promptly following the Effective Date.

10.3                        Publication.  Notwithstanding anything herein to the contrary, either party may propose publication of the results of the Research Collaboration under this Agreement upon three (3) months’ notice prior to submission.  Both parties understand that a reasonable commercial strategy may require delay of publication of information or filing of Patent applications, therefore the parties agree to review and consider delay of publication and filing of Patent applications under certain circumstances.  Once publications have been reviewed by each party and have been approved for publication, the same publications do not have to be provided again to the other party for review for a later submission for publication.  Expedited reviews for abstracts or poster presentations may be arranged if mutually agreeable to the parties.  Each party also will have the right to require that its Confidential Information that would be disclosed in any such proposed publication be deleted prior to such publication.  Each party will acknowledge the other party’s contributions in any such publication unless otherwise instructed.

10.4                        Relationship to the Confidentiality Agreement.  This Agreement supersedes that certain “Mutual Confidential Non-Disclosure Agreement” between the parties dated June 22, 2012; provided that all “Confidential Information” (as defined in that agreement) that was disclosed or received by the parties thereunder will also be deemed to be “Confidential Information” for purposes of this Agreement and will be subject to the terms and conditions of this Agreement.

10.5                        Remedies.  Each party will be entitled to seek, in addition to any other right or remedy it may have, at law or in equity, a temporary injunction, without the posting of any bond or other security, enjoining or restraining the other party from any violation or threatened violation of this Article 10.

11.                               Warranties; Limitations of Liability; Indemnification.

11.1                        Representations and Warranties.  Each party hereby represents and warrants to the other party as of the Effective Date that: (a) it is a corporation duly organized, validly existing, and in good standing under applicable laws; (b) it has obtained all necessary consents, approvals and authorizations of all governmental authorities and other persons or entities required to be obtained by it in connection with this Agreement; (c) the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on its part; and (d) it has the legal right and power to enter into this Agreement, to extend the rights and licenses granted or to be granted to the other in this Agreement, and to fully perform its obligations hereunder.

11.2                        Additional Representations and Warranties of Ra.  Ra hereby represents and warrants to Merck as of the Effective Date that: (a) Ra Controls the Ra Background Patents and is entitled to grant the licenses to Merck specified herein with respect thereto; (b) Ra has not granted to any Third Party any rights or licenses under the Ra Background Patents that would conflict with the licenses granted to Merck hereunder; (c) to Ra’s knowledge, any existing issued Ra Background Patents are not invalid or unenforceable, in whole or in part; (d) to Ra’s knowledge, Ra is unaware of any basis upon which a Third Party could challenge the enforceability or validity of any existing issued Ra Background Patents; and (e) there are no claims, judgments or settlements against or owed by Ra, and to Ra’s  knowledge, no pending or threatened claims or litigation, relating to the Ra Background Patents.

11.3                        Disclaimers.  Without limiting the respective rights and obligations of the parties expressly set forth herein, each party specifically disclaims any guarantee that the Research Collaboration or any Hit Class of Interest, Progressable Lead Class, Compounds or Products will be successful, in whole or in part.  The failure of the parties to successfully identify a Hit Class of Interest, Progressable Lead Class, Compound or Product will not, of itself, constitute a breach of this Agreement.  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, THE PARTIES MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO ANY RA IP, MERCK IP, MATERIALS, HIT CLASS OF INTEREST, PROGRESSABLE LEAD CLASS, COMPOUNDS, PRODUCTS, PATENTS OR KNOW-HOW, INCLUDING WARRANTIES OF VALIDITY OR ENFORCEABILITY OF ANY PATENTS, TITLE, QUALITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR USE OR PURPOSE, PERFORMANCE, AND NONINFRINGEMENT OF ANY THIRD PARTY PATENTS OR OTHER INTELLECTUAL PROPERTY RIGHTS.

11.4                        No Consequential Damages.  IN NO EVENT WILL EITHER PARTY HAVE ANY CLAIMS AGAINST OR LIABILITY TO THE OTHER PARTY WITH RESPECT TO ANY INDIRECT, PUNITIVE, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING

ANY CLAIMS FOR LOST PROFITS OR REVENUES) ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT UNDER ANY THEORY OF LIABILITY, EVEN IF SUCH PARTY HAS BEEN INFORMED OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES; PROVIDED THAT THE FOREGOING LIMITATION WILL NOT APPLY WITH RESPECT TO INDEMNITY FOR THIRD PARTY CLAIMS AS PROVIDED IN SECTION 11.5.

11.5                        Indemnification.

(a)                                 Indemnification by Merck.  Merck will indemnify, defend and hold harmless Ra, its Affiliates, and their respective directors, officers, employees and agents (collectively, “Ra Indemnitees”) from and against any and all claims, demands, judgments, losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) (collectively, “Liabilities”) arising out of or in connection with any and all Third Party claims relating to: (i) any breach by Merck of its covenants, representations and warranties under this Agreement; (ii) the performance of the Research Collaboration by or on behalf of Merck; or (iii) the Development, Manufacture or Commercialization by Merck or any of its Affiliates or Sublicensees of any Progressable Lead Class, Compounds or Products, except in each case to the extent such Liabilities result from the gross negligence or willful misconduct of Ra or any of the Ra Indemnitees.

(b)                                 Indemnification by Ra.  Ra will indemnify, defend and hold harmless Merck, its Affiliates, and their respective directors, officers, employees and agents (collectively, “Merck Indemnitees”) from and against any and all Liabilities arising out of or in connection with any and all Third Party claims relating to: (i) any breach by Ra of its covenants, representations and warranties under this Agreement; or (ii) the performance of the Research Collaboration by or on behalf Ra, except in each case to the extent such Liabilities result from the gross negligence or willful misconduct of Merck or any of the Merck Indemnitees.

(c)                                  Procedures.  In the event that any party intends to claim indemnification under this Section 11.5 with respect to a Liability, it will promptly notify the other party in writing of any such alleged Liability.  The indemnifying party will have the right to control the defense thereof with counsel of its choice; provided, however, that the indemnified party will have the right to retain its own counsel, (with the fees and expenses to be paid by the indemnifying party), if representation by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between the parties in such proceeding.  The affected Indemnitees will, upon request, cooperate reasonably with the indemnifying party and its legal representatives in the investigation and defense of any action, claim or liability covered by this Section 11.5.  Neither party may settle any claim or action related to a Liability without the consent of the other party, if such settlement would (i) impose any monetary obligation on the other party, (ii) constitute an admission of guilt or wrong-doing by the other party, or (iii) require the other party to submit to an injunction or otherwise limit the other party’s rights under this Agreement.  Any payment made by a party to settle any such claim or action will be at its own cost and expense.

11.6                        Insurance.  Each party will maintain at its sole cost and expense, an adequate liability insurance or self-insurance program (including product liability insurance) to protect against potential liabilities and risk arising out of activities to be performed under this Agreement and any agreement related hereto and upon such terms (including coverages, deductible limits and self-insured retentions) as are customary in the U.S. pharmaceutical industry for the activities to be conducted by such party under this Agreement.  The coverage limits set forth herein will not create any limitation on a party’s liability to the other under this Agreement.

12.                               Term and Termination.

12.1                        Term.  This Agreement will commence as of the Effective Date and, unless sooner terminated in accordance with the terms hereof, will continue in effect on a Product-by-Product and country-by-country basis until the expiration of Merck’s royalty obligations to Ra under Section 6.4 with respect to such Product in such country (the “Term”).  Effective upon the expiration of Merck’s royalty obligations to Ra with respect to a given Product in a given country in the Territory: [ *** ].

12.2                        Discretionary Termination by Merck.  Merck will have the unilateral right (i) at any time (whether during or after the Research Term) to terminate this Agreement in its entirety (with or without cause) by providing Ra with written notice to that effect, or (ii) at any time (whether during or after the Research Term) on a Program Target-by-Program Target basis (with or without cause) by providing Ra with written notice to that effect and indicating which of the Program Targets are being so terminated.  Any termination under this Section 12.2 will be accomplished by Merck giving [ *** ] advance written notice to Ra (provided, however, that Merck shall have the right to terminate this Agreement with respect to a given Product with immediate effect upon written notice to Ra in the event that Merck [ *** ].  In the event that this Agreement is terminated only with respect to a given Program Target pursuant to this Section 12.2 or a Program Target is excluded from this Agreement pursuant to Section 2.1(c)(iii), 2.1(e)(ii) or 2.4, (all such Program Targets so terminated or excluded, collectively “Terminated Targets”), then the provisions of Sections 12.6(a)(i)-(iv), 12.6(a)(v)(B), 12.6(a)(vi)-(viii) and 12.7 will apply with respect to the Terminated Targets.

12.3                        Termination for Breach.

Each party will have the unilateral right to terminate this Agreement at any time during its Term by providing written notice to that effect if the other party is in breach of one or more of its material obligations hereunder and has not cured such breach within [ *** ] after the date of such notice; provided, however, that the period for curing the breach to avoid termination will only be [ *** ] business days in the case of a breach solely due to failure by a party to make an uncontested payment when properly due hereunder.  [ *** ].  Notwithstanding the foregoing, it is agreed that termination pursuant to this Section 12.3 will be on a Program Target-by-Program Target (or Product-by-Product, as applicable) basis, in each case, to which the breach relates, and the non-breaching party cannot terminate this Agreement under this Section 12.3 with respect to a non-affected Program Target or Product, as applicable.

12.4                        Termination Upon Bankruptcy.

(a)                                 Termination.  Each party will have the unilateral right to terminate this Agreement at any time during its Term by providing written notice with immediate effect in the event that: (i) the other party files in any court or agency pursuant to any statute or regulation of any state, country or jurisdiction, a petition in bankruptcy or insolvency or for reorganization or for a similar arrangement or for the appointment of a receiver or trustee of that party or of its assets, or (ii) if the other party proposes a written agreement of composition or extension of its debts generally, or (iii) if the other party is served with an involuntary petition against it, filed in any insolvency proceeding, and such petition is not dismissed within sixty (60) days after the filing thereof, or (iv) if the other party proposes or is a party to any dissolution or liquidation, or (v) if the other party makes an assignment for the benefit of its creditors.

(b)                                 Consequences of Bankruptcy.  All rights and licenses granted under or pursuant to this Agreement by Merck or Ra or their Affiliates are, and will otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code.  The parties agree that the non-insolvent party (and its Affiliates and licensees and sublicensees) as licensees of such rights under this Agreement, will retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code and any foreign counterparts thereto.  For clarity, the provisions of this Section 12.4(b) will be without prejudice to any rights the terminating party may have arising under any applicable insolvency statute or other applicable law.

12.5                        [ *** ].

12.6                        Effects of Termination.  The rights and obligations of the parties upon termination of this Agreement in its entirety or on a Program Target-by-Program Target (or Product-by-Product) basis will be governed by the terms and conditions set forth in this Section 12.6 and in Section 12.7; provided, however, that if the termination relates only to a Terminated Target, Program Target, or Product, then the following provisions will only apply with respect to such Terminated Target (and the Compounds and other compounds as provided below against such Terminated Target), Program Target or Product.

(a)                                 In the event of a termination under Section 12.2 (Merck at Will), 12.5 (IP Challenge), or by Ra under Section 12.3 (Merck breach) or by Ra under Section 12.4(a) (Merck bankruptcy):

(i)                                     Except as may otherwise be agreed in writing by the parties, Merck will be responsible at its own expense for an orderly wind-down, in accordance with accepted pharmaceutical industry norms and ethical practices, of any then on-going clinical studies hereunder for which it has responsibility.

(ii)                                  All licenses and rights granted by Ra to Merck hereunder (including in Section 5.1) will terminate and such licenses and rights will revert to Ra, and Merck and its Affiliates and Sublicensees will have no further rights to use any Ra IP (except as expressly set forth in Section 12.6(a)(i)).  The license granted by Merck to Ra under Section 5.3 will terminate and such license will revert to Merck.  Each party will promptly return to the other party (or as directed by such other party destroy and certify to such other party in writing as to such destruction) all of such other party’s Confidential Information and any Materials, Compounds and Products provided by or on behalf of such other party hereunder that are in such party’s (or its Affiliates’ or in the case of Merck’s Sublicensees’) possession or control, save that such party will have the right to retain (A) one (1) copy of intangible Confidential Information of such other party for legal purposes, and (B) any of the foregoing that such party retains any license or other right hereunder.  Merck and its Affiliates and Sublicensees will not continue to Develop or Commercialize any Compounds or Products.

(iii)                               Solely in the event that such termination occurs during the Research Term, effective on such termination, [ *** ].

(iv)                              All Regulatory Approvals, regulatory filings, regulatory documents and regulatory communications owned (in whole or in part) or otherwise controlled by Merck and its Affiliates and Sublicensees concerning the Compounds and Products will be assigned to Ra, and Merck will provide to Ra one (1) copy of the foregoing (including all other documents necessary to further Develop and Commercialize Compounds and Products (including all completed and ongoing clinical studies)) and all documents contained in or referenced in any such items, together with the raw and summarized data for any clinical studies (and where reasonably available, electronic copies thereof).  In the event of failure to obtain assignment, Merck hereby consents and grants to Ra the right to access and reference (without any further action required on the part of Merck, whose authorization to file this consent with any Regulatory Authority is hereby granted) any such item.  Notwithstanding the foregoing, in the event of a Safety/Efficacy Termination, the parties will discuss the appropriate handling of Regulatory Approvals and filings.

(v)                                 (A) Only in the event of a termination under Section 12.5 (IP Challenge), or by Ra under Section 12.3 (Merck breach), Merck will grant (without any further action required on the part of Merck) to Ra and its Affiliates:

1.                                      [ *** ].

2.                                      [ *** ].

3.                                      [ *** ].

4.                                      For purposes of clarity, Merck will retain all rights to the intellectual property covered by Sections 12.6(a)(v)(A)(1)-(3) that is not specifically granted to Ra therein.

(B)                               In the event of a termination by Merck under Section 12.2 (Merck at Will):

1.                                      Merck will grant (without any further action required on the part of Merck) to Ra and its Affiliates the licenses and rights set forth in by Sections 12.6(a)(v)(A)(1)-(3), provided, [ *** ].

2.                                      For purposes of clarity, Merck will retain all rights to the intellectual property covered by Section 12.6(a)(v)(B)(1) that is not specifically granted to Ra herein.

3.                                      In consideration for the licenses granted by Merck to Ra in Section 12.6(a)(v)(B)(1)(but not Section 12.6(a)(v)(A)), Ra shall pay Merck a royalty on net sales of Defined Compounds and Products whose sale [ *** ] of a Merck Patent but for the license by Merck to Ra in Section 12.6(a)(v)(B)(1) as follows, subject to a maximum royalty payment equal to the amount that Merck invested in the Target program that gave rise to the Defined Compound and Product (including, without limitation, applicable Development, Regulatory, and Commercial expenses, including amounts for capital expenditures related to Manufacture):

i.                                          [ *** ].

ii.                                       [ *** ].

iii.                                    [ *** ].

iv.                                   [ *** ].

(vi)                              If, as of the date of the notice of termination, Merck controls (through a license from a Third Party, but not through ownership by Merck or any of its Affiliates) any Merck Background IP (including any improvements to Merck Background IP), Merck Program IP or Reversion Compound IP that otherwise would have been included as in the licenses set forth in Section 12.6(a)(v)(A) or 12.6(a)(v)(B) had Merck (or its Affiliate) owned such Merck Background IP (including any improvements to Merck Background IP), Merck Program IP or Reversion Compound IP, then, subject to any confidentiality restrictions or other legal restrictions, Merck shall use Commercially Reasonable Efforts to introduce Ra to such Third Party licensor such that Ra can discuss obtaining a license to the applicable Know-How or Patents Rights directly from such Third Party for use in connection with the licenses granted thereunder (provided, that for clarity, Merck shall not be required to otherwise assist Ra in obtaining such license except as expressly provided in this Section 12.6(a)(vi)).

(vii)                           Upon the termination of this Agreement in its entirety, for any Product launched commercially before such termination, Merck will assign or cause to be assigned any registered trademarks or internet domain names that are specific to and solely used for the Product in the Territory (it being understood that the foregoing will not include any trademarks or internet domain names that contain the corporate or business name(s) of Merck), provided, however, that Ra shall bear all recordation costs and other incidental expenses associated with such assignment.

(viii)                        In addition, (1) Merck will have no further rights or obligations under Sections 8.1, 8.2, 8.3 or 8.4, (2) Ra will become the lead responsible party for those Merck Patents and Joint Patents within the Merck Program IP and Reversion Compound IP exclusively licensed to Ra pursuant to Section 12.6(a)(v) (the “Exclusive Reversion Patents”), (2) (i) the roles and responsibilities of Ra and Merck as set forth in Sections 8.5 and 8.6 will be reversed with respect to such Exclusive Reversion Patents and (ii) Ra will be solely responsible as set forth in Sections 8.5 and 8.6 with respect to Patents within Ra Program IP and Merck shall have no rights with respect thereto, and (3) (i) the roles and responsibilities of Ra and Merck as set forth in Section 9.2 will be reversed with respect to such Exclusive Reversion Patents and (ii) Ra will be solely responsible as set forth in Section 9.2 with respect to Patents within Ra Program IP and Merck will have no rights with respect thereto.

(b)                                 In the event of a termination by Merck under Section 12.3 (Ra breach):

(i)                                     As of the effective date of such termination, (A) the licenses granted by Merck to Ra under Section 5.3 will terminate and such licenses will revert to Merck, and (B) Ra will, within thirty (30) days after the effective date of such termination, return to Merck all of Merck’s Confidential Information and any Materials, Compounds and Products provided by or on behalf of Merck or constituting Merck Background IP or Know-How hereunder that are in Ra’s (or its Affiliates’ or sublicensees’) possession or control, provided that Ra may keep one copy of Merck’s Confidential Information in its confidential legal files for purposes of confirming compliance with this Agreement.

(ii)                                  As of the effective date of such termination, the licenses granted to Merck by Ra pursuant to Section 5.1 shall become perpetual, irrevocable licenses.

(iii)                               Section 2.5 shall terminate (provided that for clarity, if only a given Program Target is terminated, then Section 2.5 shall only terminate with respect to such terminated Program Target (and the Compounds against such terminated Program Target, as applicable)).

(iv)                              [ *** ].

(v)                                 Section 2.2(b) shall survive.

(vi)                              In addition, (1) Merck will have the sole right to Prosecute and Maintain the Patents within the Ra Program IP, (2) (i) Merck will have the sole right to make any election for Patent term restoration or extension, supplemental protection certificate or any of their equivalents for Patents within Program IP (other than Program IP that constitutes Ra Core Technology or improvements thereto) without consultation with Ra, (ii) Merck will have sole authority to determine which (if any) Exclusive Patents or Patents within the Ra Program IP to list with respect to any Patent listings required for any regulatory exclusivity periods for Products anywhere in the Territory and (iii) Merck will be solely responsible as set forth in Sections 8.5 and 8.6 with respect to Patents within Ra Program IP and Ra shall have no rights with respect thereto, and (3) (i) Ra will have no further rights or obligations under Section 9.2 and (ii) Merck will be solely responsible as set forth in Section 9.2 with respect to Patents within Ra Program IP and Ra will have no rights with respect thereto.

12.7                        Survival.  Except as otherwise set forth in Section 12.6, the following provisions (as well as any other provision which by its terms is clearly intended to survive termination or expiration of this Agreement) will survive termination or expiration of this Agreement: Sections 2.2(a), 2.2(b) (but only to the extent specified in Section 12.6), 2.6(c)(vi), 5.4, 6.2(b) (but solely to the extent specified in Section 12.6),  6.3 (but solely to the extent specified in Section 12.6) , 6.4 (but solely to the extent specified in Section 12.6), 6.5, 7.1, 7.2, 7.4 11.3, 11.4, 11.5, 12.1 (but solely with respect to the last sentence as applicable), 12.4(b), 12.6, 12.7 and Articles 1, 8 (but solely to the extent specified in Section 12.6), 9 (but solely to the extent specified in Section 12.6), 10 and 13.  Termination or expiration of this Agreement will not relieve the parties of any liability or obligation which accrued hereunder prior to the effective date of such termination or expiration nor preclude either party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement nor prejudice either party’s right to obtain performance of any obligation.  All other rights and obligations will terminate upon termination or expiration of this Agreement.

13.                               General Provisions.

13.1                        Dispute Resolution.  The parties will negotiate in good faith and use reasonable efforts to resolve or settle any dispute, controversy or claim arising from or related to this Agreement or the breach thereof.  In the event that such dispute, controversy or claim is not resolved on an informal basis within thirty (30) days, any party may, by written notice to the other, have such dispute referred to senior executives having decision-making authority on behalf of such party (but not any member of the JSC), who will attempt in good faith to resolve such dispute for a thirty (30) day period following receipt of such written notice.  If the parties do not fully settle by the foregoing process, and a party then wishes to pursue the matter, each such dispute, controversy or claim that is not an Excluded Claim will be finally resolved by binding arbitration in accordance with the Commercial Arbitration Rules and Supplementary Procedures for Large Complex Disputes of the American Arbitration Association (“AAA”), and the procedures set forth in Exhibit 13.1, attached hereto.  Judgment on the arbitration award may be entered in any court having jurisdiction thereof.  As used in this Section 13.1, the term “Excluded Claim” means a dispute, controversy or claim that concerns (i) the ownership, validity or infringement of a Patent, trademark or copyright, or (ii) any antitrust, anti-monopoly or competition law or regulation, whether or not statutory.

13.2                        Relationship of the Parties.  The relationship of the parties hereto is that of independent contractors.  Nothing in this Agreement is intended or will be deemed to constitute a partnership, agency, employer-employee or joint venture relationship between the parties.  No party will incur any debts or make any commitments for the other, except to the extent, if at all, specifically provided therein.  There are no express or implied third party beneficiaries hereunder.

13.3                        Governing Law.  This Agreement and any dispute regarding the performance or breach hereof will be governed, interpreted and construed in accordance with the laws of the State of New York, without respect to its conflict of laws rules.

13.4                        Counterparts; Facsimiles.  This Agreement may be executed in two (2) or more counterparts, each of which will be deemed an original, and all of which together will be deemed to be one and the same instrument.  The execution and delivery of facsimile or PDF copies of this Agreement by the parties will constitute a legal, valid and binding execution and delivery of this Agreement.

13.5                        Headings.  All headings in this Agreement are for convenience only and will not affect the meaning of any provision hereof.

13.6                        Waiver of Rule of Construction.  Each party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement.  Accordingly, the rule of construction that any ambiguity in this Agreement will be construed against the drafting party will not apply.

13.7                        Interpretation.  Any reference in this Agreement to an Article, Section, subsection, paragraph, clause, or Schedule or Exhibit will be deemed to be a reference to an Article, Section, subsection, paragraph, clause, or Schedule or Exhibit, of or to, as the case may be, this Agreement, unless otherwise indicated.  “Herein,” “hereby,” “hereunder,” “hereof” and other equivalent words refer to this Agreement as an entirety and not solely to the particular portion of this Agreement in which any such word is used.  References to any Articles or Sections include Articles, Sections and subsections that are part of the related Article or Section (e.g., a section numbered “Section 2.1” would be part of “Article 2”, and references to “Section 2.1” would also refer to material contained in the subsection described as “Section 2.1(a)”).  Unless the context of this Agreement otherwise requires, (a) words of any gender include each other gender, (b) words using the singular will include the plural, and vice versa, (c) whenever any provision of this Agreement uses the term “including” (or “includes” or words of similar import), such term will not be limiting and such term will be deemed to mean “including without limitation” (or “includes without limitation”), and (d) the word “or” will not be construed as exclusive.

13.8                        Binding Effect.  This Agreement will inure to the benefit of and be binding upon the parties and their respective lawful successors and assigns.

13.9                        Assignment.

(a)                                 Neither party may assign this Agreement, delegate its obligations or otherwise transfer (sub)licenses or other rights created by this Agreement, except as expressly provided hereunder or otherwise without the prior written consent of the other party, which consent will not be unreasonably withheld; provided that without the consent of the other party (i) Merck may assign this Agreement to an Affiliate or to its successor in connection with a Change of Control, and (ii) Ra may assign this Agreement to an Affiliate or to its successor in connection with a Change of Control, subject to Section 13.9(b) below.

(b)                                 Ra may, without Merck’s consent, assign this Agreement and its rights and obligations hereunder in connection with a Ra Change of Control subject to the following:

(i)                                     Ra shall provide written notice to Merck at least thirty (30) days prior to the completion of a Change of Control, subject to any confidentiality obligations of Ra then in effect (but, if such confidentiality obligations prevent Ra from providing such written notice, Ra shall so notify Merck within fifteen (15) days after the closing of such Change of Control).

(ii)                                  the new controlling entity in connection with the Ra Change of Control (the “Successor”) shall agree in writing with Merck, within ninety (90) days from the Change of Control event, that it will comply with all of the terms and provisions of this Agreement, including the exclusivity provisions of Section 2.5(a) of this Agreement, subject to the terms of this Section 13.9(b) and Section 13.10.

(iii)                               in the event such Successor has, or has an interest in, at the time of such Change of Control or at any time thereafter, a research, development or commercial program to develop Compounds and Products against the Program Targets, such Successor shall, upon consultation with Merck, [ *** ].  For clarity, the foregoing shall not apply to any Sensitive Information that is not treated as Confidential Information under clauses (i)-(v) of Section 10.1(b) or to the extent of any licenses or other rights granted to Ra under Section 12.6(a).

(iv)                              Merck may, in its discretion, limit Ra’s and/or the Successor’s rights to receive any further information from or on behalf of Merck with respect to the research, development or commercialization of Compounds or Products under this Agreement, including reports under Section 4.1(b) and royalty reports under Section 6.4(d) to periodic high level summary reports that may only be shared at a senior level within Ra or the Successor, and which information shall remain subject to Article 10 and the restrictions set forth in this Section 13.9(b).  Notwithstanding the foregoing, following such Change of Control of Ra, Ra shall be allowed to provide the amount of financial payments (including the underlying reports) from Merck to Ra hereunder to the Successor.

Any attempted assignment or transfer in violation of this Section 13.9 will be void.  Any permitted assignee shall assume all assigned obligations of its assignor under this Agreement. The terms and conditions of this Agreement shall inure to the benefit of, and be binding upon, the legal representatives, successors and permitted assigns of the parties.

13.10                 Change of Control.  Notwithstanding anything to the contrary herein, (i) no Know-How, Materials, Compounds, Patents or other intellectual property rights not owned or controlled by a party or any of its Affiliates before a Change of Control will be Controlled for purposes of this Agreement after such Change of Control, other than (1) Program IP no matter when Controlled (other than Ra Core Technology or any improvements thereto), and (2) any Patent that claims priority, directly or indirectly, to any other Patent first so Controlled by a party or any of its Affiliates before such Change of Control will be Controlled thereafter no matter when such Patent is filed or issued, and (ii) no assets of Ra or any of its Affiliates, including the items listed in clause (i) above, not owned or in-licensed by Ra or any of its Affiliates before a Change of Control will be subject to Section 2.5(a).

13.11                 Notices.  All notices, requests, demands and other communications required or permitted to be given pursuant to this Agreement will be in writing and will be deemed to have been duly given upon the date of receipt if delivered by hand, recognized international overnight courier, confirmed facsimile transmission, or registered or certified mail, return receipt requested, postage prepaid to the following addresses or facsimile numbers:

If to Ra:	Ra Pharmaceuticals, Inc.
One Kendall Square
Suite B14301
Cambridge, MA 02139
Attention: CEO
Facsimile:617-401-4060

With a copy to:	Goodwin Procter LLP
53 State Street
Boston, MA 02109
Attention: Kingsley L. Taft, Esq.
Facsimile: 617-523-1231

If to Merck:	Merck Sharp & Dohme Corp.
[ *** ]

With a copy to:	Merck Sharp & Dohme Corp.
[ *** ]

Either party may change its designated address and facsimile number by notice to the other party in the manner provided in this Section 13.11.

13.12                 Amendment and Waiver.  This Agreement may be amended or modified only by means of a written instrument signed by both parties.  The waiver by either party hereto of any right hereunder, or of any failure of the other party to perform, or of any breach by the other party, will only be effective if expressly made in writing.  Any waiver of any rights or failure to act in a specific instance will relate only to such instance and will not be construed as an agreement to waive any rights or failure to act in any other instance, whether or not similar.

13.13                 Severability.  In the event that any provision of this Agreement will, for any reason, be held to be invalid or unenforceable in any respect, such invalidity or unenforceability will not affect any other provision hereof, and the parties will negotiate in good faith to modify this Agreement to preserve (to the extent possible) their original intent.

13.14                 Entire Agreement.  This Agreement is the sole agreement with respect to the subject matter and supersedes all other agreements and understandings between the parties with respect to the same subject matter.  The Exhibits to this Agreement are expressly incorporated herein by reference and will be deemed a part of this Agreement.

13.15                 Force Majeure.  Failure of any party to perform its obligations under this Agreement (except the obligation to make payments when properly due) will not subject such party to any liability or place them in breach of any term or condition of this Agreement to the other party to the extent (and only to the extent) that such failure is due to fire, explosion, flood, drought, war, terrorism, riot, sabotage, embargo, strikes or other labor trouble, failure of suppliers, a national health emergency, compliance with any order or regulation of any government entity acting with color of right, or any other cause beyond the reasonable control of such non-performing party and which is not caused by the negligence, intentional conduct or misconduct of the non-performing party (each such event or cause referred to as “force majeure”).  The party affected will promptly notify the other party of the condition constituting force majeure as defined herein and will exert reasonable diligent efforts to eliminate, cure or overcome any such event of force majeure and to resume performance of its obligations with all possible speed.  If a condition constituting force majeure as defined herein exists for more than ninety (90) consecutive days, the parties will meet to negotiate a mutually satisfactory resolution to the problem, if practicable.  The foregoing notwithstanding, nothing herein will require any party to settle on terms unsatisfactory to such party any strike, lock-out or other labor difficulty, any investigation or proceeding by any public authority or any litigation by any Third Party.

13.16                 Further Actions.  Each party hereby agrees to execute, acknowledge and deliver such further instruments, and to do all other ministerial, administrative and similar acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement including any filings with any government antitrust agency which may be required.

13.17                 Expenses.  Except as otherwise specifically provided in this Agreement, each party (and its Affiliates) will bear its own costs and expenses in connection with entering into this Agreement and the consummation of the transactions and performance of its obligations contemplated hereby.

13.18                 Cumulative Remedies.  No remedy referred to in this Agreement is intended to be exclusive, but each will be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under law.

13.19                 Business Day Requirements.  In the event that any notice or other action or omission is required to be taken by a party under this Agreement on a day that is not a business day then such notice or other action or omission will be deemed to be required to be taken on the next occurring business day.

[Remainder of this Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Collaboration and License Agreement to be executed by their respective duly authorized officers as of the Effective Date.

RA PHARMACEUTICALS, INC.

By:	/s/ Douglas A. Treco
(Signature)
Name:	Douglas A. Treco
Title:	President and CEO

MERCK SHARP & DOHME CORP.

By:	/s/ Roger J. Pomerantz
(Signature)
Name:	Roger J. Pomerantz, M.D., F.A.C.P.
Title:	SVP WW Licensing & Acquisitions and Knowledge Management

Exhibit 1.19

General Hit Class of Interest Criteria Applicable to All Initial Program Targets

[ *** ]

Exhibit 1.43

General Progressable Lead Class Criteria across all Program Targets

1.              [ *** ]

Exhibit 1.48

Patents Within Ra Core Technology as of the Effective Date

Appln Number	Patent Number	Country	Title	Filing Date	Issue Date	Lead Inventor
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

Appln Number	Patent Number	Country	Title	Filing Date	Issue Date	Lead Inventor
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

Appln Number	Patent Number	Country	Title	Filing Date	Issue Date	Lead Inventor
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

Appln Number	Patent Number	Country	Title	Filing Date	Issue Date	Lead Inventor
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

Appln Number	Patent Number	Country	Title	Filing Date	Issue Date	Lead Inventor
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

Appln Number	Patent Number	Country	Title	Filing Date	Issue Date	Lead Inventor
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

Exhibit 2.1(b)

High Level Research Operating Plan

Background:

Protein-Protein interactions play an important role in many biological processes, and thus modulating their function can create many opportunities to generate novel therapeutics and tools for drug discovery. Despite the opportunity, however, the identification of small molecule modulators of their activity in vivo remains a challenge. The primary reason for the low success rate appears to be the lack of ability for a traditional small molecule to achieve productive interactions with a protein interface while simultaneously maintaining properties compatible with bioavailability. To answer this challenge, several external companies and academics are creating or have created libraries and know-how in areas of chemical space that hold promise of achieving both. Some of these efforts have shown initial successes.

A.  Purpose

The purpose of the proposed collaboration is two-fold:

[ *** ].

The Collaborator’s Principal Contact will be:

[ *** ]

The MERCK Contact will be:

[ *** ]

B.  Material

Merck will provide sufficient amounts of protein for each of the Program Targets, other non-commercial materials (including biological targets of the Program Targets and specialized assay reagents), and assay protocols if needed by Collaborator to conduct assays required to satisfy the Research Operating Plan (ROP) and meet any of the criteria laid out in this Agreement. Certain assays in the ROP may be proprietary to Merck and will be conducted by Merck as part of Merck’s evaluation of candidate compounds for the Progressable Lead Class.

C. Work

Merck and Collaborator will jointly conduct a series of research programs using Ra Core Technology to identify novel lead or tool candidates for Program Targets. The work will be carried out in [ *** ]

[ *** ]

Exhibit 3.2(a)

Form of Confidentiality Commitment Letter

The undersigned consultant/contractor (“Contractor”) has been engaged by [insert name of Merck or Ra entity as applicable] (“Company”) to provide certain consulting or other services (the “Services”) for Company related to or in connection with the performance by Company of one or more activities for the Research Collaboration being performed under the terms of a Collaboration and License Agreement, dated April 1, 2013 (the “Collaboration Agreement”), by and between Merck Sharp & Dohme Corp. (“MSD”) and Ra Pharmaceuticals, Inc. (“Ra”).

In connection with the performance of the Services, the Contractor may receive or be provided access to proprietary or confidential data, materials, know-how or information belonging to MSD or Ra related to the Collaboration Agreement or the Research Collaboration, as defined in the Collaboration Agreement (hereinafter, the “Collaboration Information”).  Collaboration Information will include, without limitation, any and all data and information (whether disclosed in writing, verbally or visually) related to MSD’s or Ra’s proprietary compounds or pharmaceutical products, related research and development programs, the contents of the Research Operating Plan (as defined in the Collaboration Agreement) or related study protocols for the Research Collaboration, the status of efforts under the Research Operating Plan, or data, information and results of work under the Research Operating Plan, or the existence and subject matter of the Collaboration Agreement or the terms and conditions thereof.

By signing below, the Contractor hereby acknowledges and agrees as follows:

1                                         the Collaboration Information is and will remain the property of, as applicable, MSD or Ra;

2                                         Contractor will only use the Collaboration Information as necessary to perform the Services and will not use the Collaboration Information for any other purpose;

3                                         Contractor will only disclose or make available the Collaboration Information to those employees of Contractor who are directly involved with the performance of the Services; and

4                                         the Collaboration Information will be maintained by Contractor as confidential in the same manner and subject to the same terms and conditions that govern the protection of Company’s confidential information under the agreement(s) between Contractor and Company related to the performance of the Services.

The foregoing is understood and agreed to by Contractor as of the date written below.

By:	Date:

Name:

Title:

Exhibit 6.2(a)(iii)

Ra FTE Report

Each report will include, without limitation, the following:

(1)                                 The actual number of FTEs (in whole or in part) who worked on the Research Collaboration during each whole or partial calendar quarter of the relevant year of the Research Term;

(2)                                 The amount of time each FTE devoted to the Research Collaboration; and

(3)                                 Brief description of the work performed by each such FTE.

Exhibit 6.5(a)

Wire Transfer Instructions

[ *** ]

WIRE TRANSFER INSTRUCTIONS

BENEFICIARY BANK:	[ *** ]
BENEFICIARY BANK ADDRESS:	[ *** ]

ROUTING & TRANSIT#:	[ *** ]
SWIFT CODE	[ *** ]
BENEFICIARY NAME:	[ *** ]
BENEFICIARY ADDRESS:	[ *** ]
[ *** ]
BENEFICIARY ACCOUNT#:	[ *** ]
BY ORDER OF:	[NAME OF SENDER]

IMPORTANT!!!!

Wire instructions MUST designate the FULL TEN DIGIT ACCOUNT NUMBER. Wires received by [ *** ] with INCOMPLETE or INVALID ACCOUNT NUMBERS may be delayed and could possibly require return to the sending bank due to new regulations.

Exhibit 10.2(c)

Press Release

Ra Pharmaceuticals Announces Broad Collaboration with Merck to Develop Cyclomimetics™

—Ra Pharma™ Eligible to Receive Up to $200M—

Cambridge, MA, April 1, 2013 — Ra Pharmaceuticals today announced it has entered into a collaboration with Merck, known as MSD outside the United States and Canada, focused on the development of Cyclomimetics™, a new class of compounds that have the diversity and specificity of antibodies while retaining the attributes of small molecules. Under the agreement, Ra Pharmaceuticals will use its proprietary Extreme Diversity™ platform to develop Cyclomimetic candidates for protein targets in multiple therapeutic areas.

“Cyclomimetics have novel properties that enable the targeting of protein-protein interactions, a property sought after for a wide range of disease indications,” said Doug Treco, Ph.D., Co-Founder, President and CEO, Ra Pharmaceuticals. “The collaboration with Merck highlights the broad potential of our Extreme Diversity platform and provides us with the resources to strengthen and advance our core technology.”

“This agreement with Ra Pharmaceuticals underscores our strategy of collaborating with scientists who have developed innovative new technologies with the potential to complement and enhance our original research and product portfolio,” said Richard Tillyer, Ph.D., Head of Drug Discovery and Preclinical Sciences, Merck Research Laboratories.

Under the terms of the agreement, Ra Pharmaceuticals is eligible to receive up to $200 million in payments, including up-front and research funding, as well as upon the achievement of discovery, development, regulatory and commercialization milestones for multiple targets.

About Cyclomimetics™

Cyclomimetics are peptide-like molecules characterized by their cyclic structure and backbone and side-chain modifications that provide unique, beneficial properties not found in natural peptides. The result is a highly specific and stable molecule with improved cell permeability and the potential for greatly increased bioavailability.

Cyclomimetics are generated using the Company’s proprietary Extreme Diversity™ platform. The platform is unique in that it combines in vitro display technology, a completely defined translation system and a wide variety of non-natural amino acids. Unlike certain other display technologies, in vitro display does not require the use of a bacterial or yeast host, and it can produce libraries of 10 to 100 trillion members. Further, the technology has the potential to address protein-protein interactions and other previously undruggable targets.

About Ra Pharmaceuticals

Ra Pharma™ is leveraging its ability to rapidly generate drug candidates to develop its own portfolio of products and partnerships focused on intracellular protein-protein interactions and other innovative approaches for addressing unmet medical needs. For more information, please visit: www.rapharma.com.

Ra Pharma was incorporated in 2008 and secured a $27M Series A in February of 2010 led by New Enterprise Associates with Morgenthaler Ventures, Novartis Venture Funds and Amgen Ventures participating.

Contact

MacDougall Biomedical Communications

Michelle Avery

781-235-3060

Exhibit 13.1

Arbitration Proceedings

1.                                      The arbitration will be conducted by a panel of three (3) persons experienced in the pharmaceutical business.  Within thirty (30) days after initiation of an arbitration, each party will select one person to act as arbitrator and the two party-selected arbitrators will select a third arbitrator within thirty (30) days of their appointment.  If the arbitrators selected by the parties are unable or fail to agree upon the third arbitrator, the third arbitrator will be appointed by the AAA.  The place of arbitration will be New York, New York, and all proceedings and communications will be in English.

2.                                      Either party may apply to the arbitrators for interim injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved.  Either party also may, without waiving any remedy under this Agreement, seek from any court having jurisdiction any injunctive or provisional relief necessary to protect the rights or property of that party pending the arbitration award.  The arbitrators will have no authority to award any damages excluded by Section 11.4.  Each party will bear its own costs and expenses and attorneys’ fees and an equal share of the arbitrators’ fees and any administrative fees of arbitration.

3.                                      Except to the extent necessary to confirm an award or as may be required by law, neither a party nor an arbitrator may disclose the existence, content, or results of an arbitration without the prior written consent of both parties.  In no event will an arbitration be initiated after the date when commencement of a legal or equitable proceeding based on the dispute, controversy or claim would be barred by the applicable New York statute of limitations.

4.                                      The parties agree that, in the event of a good faith dispute over the nature or quality of performance under this Agreement, neither party may unilaterally terminate this Agreement until final resolution of the dispute through arbitration or other judicial determination (plus any applicable cure period applicable thereto during which either party may seek to cure any alleged or determined breach).  The parties further agree that any payments made pursuant to this Agreement pending resolution of the dispute will be refunded if an arbitrator or court determines that such payments are not due.

5.                                      During the pendency of any arbitration the parties will continue to perform their respective obligations under this Agreement.  To the extent that such performance involves any matter which is the subject of the dispute, claim or controversy being arbitrated, the parties will continue performance of such matter under this Agreement in such a manner as to the fullest extent possible maintain the status quo of the parties with respect to the disputed matter.

AMENDMENT TO COLLABORATION AND LICENSE AGREEMENT

By and Between

RA PHARMACEUTICALS, INC.

AND

MERCK SHARP & DOHME CORP.

Dated as of November 25, 2013

AMENDMENT TO COLLABORATION AND LICENSE AGREEMENT

This Amendment (“Amendment”) effective as of November 27, 2013, to the Collaboration and License Agreement by and between Ra Pharmaceuticals, Inc. (“Ra”) and Merck Sharp & Dohme Corp. (“Merck”) dated April 1, 2013 (“Agreement”), is entered into by and between Ra and Merck.

WHEREAS, Merck and Ra wish to modify the Agreement in order to allow for chemical structures of Compounds for the Program Target [ *** ].

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.                        Capitalized terms used but not otherwise defined in this Amendment shall have the respective meanings assigned to such terms in the Agreement.

2.                        Section 2.2(e) of the Agreement is hereby amended and modified by deleting the existing provision in its entirety and replacing it with the following language:

“Chemical Structures. [ *** ].

3.                        From and after the date of this Amendment, all references to the Agreement shall be deemed to be references to the Agreement as amended.

4.                        No amendment or modifications of this Amendment will be binding upon the parties unless set forth in a writing specified to be an explicit amendment to this Amendment duly executed by authorized representatives of each of the parties hereto.

5.                        This Amendment may be executed in two or more counterparts (including by means of telecopied signature pages), each of which will be deemed an original, but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective representatives thereunto duly authorized, all as of the date first written above.

RA PHARMACEUTICALS, INC.

By:	/s/ Douglas A. Treco

	Name:	Douglas A. Treco

	Title:	President & CEO

MERCK SHARP & DOHME CORP.

By:	/s/ Iain Dukes

	Name:	Ian Dukes, D. Phil.

	Title:	Senior Vice President
Business Development & Licensing

October 3, 2014

Via facsimile: [ *** ]

Merck Sharp & Dohme Corp.
351 North Sumneytown Pike
Mailstop UG4CD-16
North Wales, PA 19454

Attn:  Iain D. Dukes MA, DPhil
Senior Vice President, Business Development & Licensing

Reference: [ *** ]

Re:	Target substitution under the Collaboration and License Agreement by and between Ra Pharmaceuticals, Inc. (“Ra”) and Merck Sharp & Dohme Corp. (“Merck”), dated April 1,2013 (the “Agreement”)

Dear Dr. Dukes:

On September 26. 2014, Merck informed Ra that it wishes to substitute a new target, [ *** ], for one of the three Program Targets currently in the Research Collaboration (specifically, [ *** ]). In doing so, Merck is exercising its rights under section 2.1 (c) of the Agreement.

The timeframe during which Program Target substitution may occur is stipulated in Sections 2.1(c)(i)(B)(2) and 2.1(a) of the Agreement, respectively:

[ *** ]

Since no changes have been made to the Research Term, the end date for the Research Term is April 1, 2015. Thus, Merck must make the substitution for a new Program Target by no later than October 1, 2014.

Letter Amendment to the Collaboration and License Agreement

CONFIDENTIAL

In addition, Merck’s proposed target, [ *** ]:

“The nomination by Merck of a new protein target as a new Program Target pursuant to this Section 2.1(c) is subject to (a) [ *** ] (b) the JSC, acting in good faith, agreeing on a Research Operating Plan, Hit Class of Interest Criteria and Progressable Lead Class Criteria for such new Program Target, and (c) the ability of Merck to timely provide any Materials required to perform such Research Operating Plan; if any of the foregoing ((a) through (c)) is not satisfied, then such new protein target so nominated by Merck will not become a new Program Target hereunder. [ *** ].

Ra is willing to discuss the proposed target substitution on revised economic terms. Since the parties have not begun discussions, [ *** ], and is willing to allow the parties to negotiate revised economic terms under the following conditions:

[ *** ].

Capitalized terms used, but not defined, in this letter amendment shall have the meanings ascribed thereto in the Agreement. This letter amendment relates only to the specific matters expressly covered herein, and in all other respects, the Agreement will remain in full force and effect in accordance with its terms.

If you are in agreement with the foregoing, please sign below:

Ra Pharmaceuticals, Inc.		Merck Sharp & Dohme Corp.

By:	/s/ Douglas A. Treco	By:	/s/ Ian D. Duke
Name:	Douglas A. Treco, PhD	Name:	Iain D. Dukes MA, DPhil
Title:	President and CEO	Title:	Senior Vice President, Business Development & Licensing

SECOND AMENDMENT TO COLLABORATION AND LICENSE AGREEMENT

By and Between

RA PHARMACEUTICALS, INC.

AND

MERCK SHARP & DOHME CORP.

Dated as of October 24,2014

SECOND AMENDMENT TO COLLABORATION AND LICENSE AGREEMENT

This Second Amendment (“Amendment”), effective as of October 24, 2014, to the Collaboration and License Agreement by and between Ra Pharmaceuticals, Inc. (“Ra”) and Merck Sharp & Dohme Corp. (“Merck”) dated April 1, 2013, as amended on November 27, 2013 (collectively the “Agreement”), is entered into by and between Ra and Merck.

WHEREAS, Merck and Ra wish to modify the Agreement in order to allow for chemical structures of Compounds for the Program Target [ *** ].

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.                        Capitalized terms used but not otherwise defined in this Amendment shall have the respective meanings assigned to such terms in the Agreement.

2.                        Section 2.2(e) of the Agreement is hereby amended and modified by deleting the existing provision in its entirety and replacing it with the following language:

“Chemical Structures. The parties hereby agree that the chemical structures of Compounds for the Program Target [ *** ].

3.                        Section 13.11 of the Agreement is hereby amended and modified by deleting the Merck information contained therein and replacing it with the following:

“If to Merck:                                                                        Merck Sharp & Dohme Corp.
[ *** ]

With a copy to:                                                            Merck Sharp & Dohme Corp.
[ *** ]

2

4.                        From and after the date of this Amendment, all references to the Agreement shall be deemed to be references to the Agreement as amended.

5.                        No amendment or modifications of this Amendment will be binding upon the parties unless set forth in a writing specified to be an explicit amendment to this Amendment duly executed by authorized representatives of each of the parties hereto.

6.                        This Amendment may be executed in two or more counterparts (including by means of telecopied signature pages), each of which will be deemed an original, but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be signed by their respective representatives thereunto duly authorized, all as of the date first written above.

RA PHARMACEUTICALS, INC.

By:	/s/ Douglas. A. Treco

	Name:	Douglas A. Treco

	Title:	President & CEO

MERCK SHARP & DOHME CORP.

By:	/s/ Ian Dukes

	Name:	Iain Dukes, D. Phil.

	Title:	Senior Vice President
Business Development & Licensing

3

April 21, 2015

Via facsimile to [ *** ]and e-mail to [ *** ]

Merck Sharp & Dohme Corp.
2015 Galloping Hill Road
K15-3F-352
Kenilworth, NJ 07033

Attn:                    [ *** ]
Vice President, Head of Business Development Transactions, Merck Research Laboratories

Re:                             Research Term Extension and Amendment of the Collaboration and License Agreement by and between Ra Pharmaceuticals, Inc. (“Ra”) and Merck Sharp & Dohme Corp. (“Merck”), dated April 1, 2013, as amended October 3, 2014 and October 24,2014 (collectively, the “Agreement”)

Dear [ *** ]:

At this time, Ra and Merck agree that the Research Term set forth in Section 2.1(a) of the Agreement is extended for an additional period of (i) one (1) year for the Program Target [ *** ] ending on the third (3rd) anniversary (April 1, 2016); and (ii) two (2) years for the Program Target [ *** ], ending on the fourth (4th) anniversary (April 1, 2017) of the Effective Date, respectively, unless extended or earlier terminated pursuant to the Agreement.

The parties further agree that FTE Rate set forth in Section 1.16 in the Agreement (currently $[ *** ]/FTE-year) is adjusted to $[ *** ]/FTE-year for the one (1) year period starting April 1, 2015, and adjusted annually [ *** ].

The parties agree that the last sentence of Section 2.2(e) of the Agreement is revised to reflect that “With respect to the chemical structures of Compounds for the Program Targets other than Program Target [ *** ].

The parties agree that Section 6.2(a)(i) of the Agreement is revised to reflect that there will be at least [ *** ] FTE for each Program Target and not more than [ *** ]FTEs for

Letter Amendment to the Collaboration and License Agreement

CONFIDENTIAL

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the collective Program Targets that are part of the Research Collaboration for the one (1) year period ending April 1, 2016, and there will be at least [ *** ] and not more than [ *** ] FTEs for the Program Target [ *** ] for the one (1) year period starting April I, 2016 and ending April 1, 2017, subject to a revised Research Operating Plan that includes recommendations of the JSC.

The parties agree that the Preclinical Development Milestones set forth in Section 6.3(a) of the Agreement are deleted in their entirety and replaced with the following table:

Milestone Event	Milestone Payment
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]

Capitalized terms used but not defined in this letter amendment shall have the meanings ascribed thereto in the Agreement. This letter amendment relates only to the specific matters expressly covered herein, and in all other respects, the Agreement will remain in full force and effect in accordance with its terms.

If you are in agreement with the foregoing, please sign and date below:

Ra Pharmaceuticals, Inc.		Merck Sharp & Dohme Corp.

By:	/s/ Douglas A. Treco	By:	/s/ Joanne M. Smith-Farrell
Name:	Douglas A. Treco, PhD	Name:	Joanne M. Smith-Farrell, Ph.D.
Title:	President and CEO	Title:	[ *** ]
Date:	April 21, 2015	Date:	4/22/15

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Cc:                             [ *** ]

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